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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

THE E.W. SCRIPPS COMPANY
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
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	(4)	Proposed maximum aggregate value of transaction:
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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

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THE E.W. SCRIPPS COMPANY

Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
 TO BE HELD [DATE], 2018
TO THE SHAREHOLDERS OF THE E.W. SCRIPPS COMPANY
The Annual Meeting of the Shareholders (the "Annual Meeting") of The E.W. Scripps Company (the “Company”) will be held at the Queen City Club, 331 E 4th Street, Cincinnati, Ohio, on [DAY], [DATE], 2018, at [TIME], local time, for the following purposes:
1.to elect directors;
2.to hold an advisory (non-binding) vote to approve named executive officer compensation (a “say-on-pay vote”); and

3.	to vote on a proposal to approve the adjournment of the Annual Meeting, including if necessary to solicit additional proxies.
The shareholders will also transact such other business as may properly come before the Annual Meeting. The Company's board of directors (the "Board") has fixed the close of business on [DATE], 2018, as the record date for the determination of shareholders who are entitled to notice of and to vote at the meeting and any adjournment thereof.
If you plan to attend the meeting and need special assistance because of a disability, please contact the secretary’s office at secretary@scripps.com.

Please note that one of the Company’s shareholders, GAMCO Asset Management, Inc. and certain of its affiliates (the “Gamco Group”), has filed with the Securities and Exchange Commission an amendment to its Schedule 13D stating its intention to nominate three alternative director nominees for election by holders of our Class A Common Shares at the Annual Meeting in opposition to the Board’s recommended nominees. We are not responsible for the accuracy of any information provided by or relating to the Gamco Group or its nominees contained in any solicitation materials filed or disseminated by or on behalf of the Gamco Group or any other statements the Gamco Group may make.
THE BOARD DOES NOT ENDORSE ANY OF THE GAMCO GROUP’S DIRECTOR NOMINEES AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE DIRECTORS NOMINATED BY THE BOARD. THE BOARD IS DEEPLY COMMITTED TO THE COMPANY, ITS SHAREHOLDERS AND THE CREATION AND ENHANCEMENT OF SHAREHOLDER VALUE. IN THE BOARD’S OPINION, THE ELECTION OF THE GAMCO GROUP’S DIRECTOR NOMINEES WOULD NOT BE IN THE BEST INTEREST OF THE SHAREHOLDERS. THE BOARD FIRMLY BELIEVES THAT THE BOARD’S DIRECTOR NOMINEES ARE HIGHLY QUALIFIED, WILL BRING SIGNIFICANT AND RELEVANT EXPERIENCE TO THE BOARD AND, TOGETHER WITH THE OTHER DIRECTORS, ARE IN THE BEST POSITION TO STEER THE COMPANY AS IT CONTINUES IMPLEMENTING ITS STRATEGY TO FOCUS ON BUILDING SHORT-TERM VALUE THROUGH IMPROVED OPERATING PERFORAMNCE AND POSITIONING THE COMPANY FOR GROWTH TO CREATE VALUE IN THE LONG TERM. FOR THESE AND OTHER REASONS, THE BOARD STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD SENT TO YOU BY THE GAMCO GROUP. IF YOU PREVIOUSLY SUBMITTED A PROXY CARD SENT TO YOU BY THE GAMCO GROUP, YOU CAN REVOKE THAT PROXY AND VOTE FOR THE DIRECTOR NOMINEES RECOMMENDED BY THE BOARD AT THE ANNUAL MEETING BY USING THE ENCLOSED WHITE PROXY CARD. ONLY THE LATEST VALIDLY EXECUTED PROXY THAT YOU SUBMIT WILL BE COUNTED.

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Your vote is very important. Whether or not you plan to attend the Annual Meeting, we urge you to sign, date and return the enclosed WHITE proxy card promptly in the postpaid return envelope that is provided or call the toll free number provided on the enclosed WHITE proxy card or vote on the Internet. If you vote using the [COLOR] proxy card sent to you by the Gamco Group, you can subsequently revoke it by using the enclosed WHITE proxy card. Only your last-dated proxy will count, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in the proxy statement provided by the Company (the “Proxy Statement”). If you attend the meeting and desire to vote in person, your proxy will not be used.

Your proxy is being solicited by the Board.

Julie L. McGehee, Esq.
Secretary and Vice President

[DATE], 2018

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The E.W. Scripps Company
312 Walnut Street
Cincinnati, Ohio 45202

PROXY STATEMENT
2018 ANNUAL MEETING
[DATE], 2018
This Proxy Statement is being furnished in connection with the solicitation of proxies by the board of directors (the "Board") of The E.W. Scripps Company, an Ohio corporation (the “Company”), for use at the Company’s Annual Meeting of Shareholders (the “Annual Meeting”), which will be held on [DAY], [DATE], 2018, at the Queen City Club, 331 E 4th Street, Cincinnati, Ohio, at [TIME] local time.
The close of business on [DATE], 2018, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting (the "Record Date").

VOTING PROCEDURES
On [DATE], 2018, the Company had outstanding [NUMBER] Class A Common Shares, $.01 par value per share (“Class A Common Shares”), and 11,932,722 Common Voting Shares, $.01 par value per share (“Common Voting Shares”). Holders of Class A Common Shares are entitled to elect the greater of three or one-third of the directors of the Company but are not entitled to vote on any other matters except as required by Ohio law. Holders of Common Voting Shares are entitled to elect all remaining directors and to vote on all other matters requiring a vote of shareholders. Each Class A Common Share and Common Voting Share is entitled to one vote upon matters on which such class of shares is entitled to vote.
To have a quorum necessary to conduct business at the meeting, it is necessary to have shares that represent (in person or by proxy) the holders of (i) a majority of our Class A Common Shares outstanding on the Record Date, and (ii) a majority of our Common Voting Shares outstanding on the Record Date. Shares represented in person or by proxy (including shares that abstain or do not vote with respect to a particular proposal) will be counted for the purpose of determining whether a quorum exists at the meeting for that proposal. If a quorum is not present, the meeting will be adjourned until a quorum is obtained.
If you are a shareholder of record (i.e., you directly hold your shares through an account with our transfer agent, Computershare), you can vote using one of the three methods described below. If you are a beneficial owner (i.e., you indirectly hold your shares through a nominee such as a bank or broker), you can vote using the methods provided by your nominee.

VOTE BY INTERNET www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information.	VOTE BY PHONE 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions.	VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Please note that one of the Company’s shareholders, GAMCO Asset Management, Inc. and certain of its affiliates (the “Gamco Group”), has filed with the Securities and Exchange Commission an amendment to its Schedule 13D stating its intention to nominate three alternative director nominees for election by holders of our Class A Common Shares at the Annual Meeting in opposition to the Board’s recommended nominees. We are not responsible for the accuracy of any information provided by or relating to the Gamco Group or its nominees contained in any solicitation materials filed or disseminated by or on behalf of the Gamco Group or any other statements the Gamco Group may make.
 THE BOARD DOES NOT ENDORSE ANY OF THE GAMCO GROUP’S DIRECTOR NOMINEES AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE DIRECTORS NOMINATED BY THE BOARD. THE BOARD IS DEEPLY COMMITTED TO THE COMPANY, ITS SHAREHOLDERS AND THE CREATION AND ENHANCEMENT OF SHAREHOLDER VALUE. IN THE BOARD’S OPINION, THE ELECTION OF THE GAMCO GROUP’S DIRECTOR NOMINEES WOULD NOT BE IN THE BEST INTEREST OF THE SHAREHOLDERS. FOR THE REASONS DESCRIBED

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IN THE ATTACHED PROXY STATEMENT, THE BOARD STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD SENT TO YOU BY THE GAMCO GROUP. IF YOU PREVIOUSLY SUBMITTED A PROXY CARD SENT TO YOU BY THE GAMCO GROUP, YOU CAN REVOKE THAT PROXY AND VOTE FOR THE DIRECTOR NOMINEES RECOMMENDED BY THE BOARD AT THE ANNUAL MEETING BY USING THE ENCLOSED WHITE PROXY CARD. ONLY THE LATEST VALIDLY EXECUTED PROXY THAT YOU SUBMIT WILL BE COUNTED.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we urge you to sign, date and return the enclosed WHITE proxy card promptly in the postpaid return envelope that is provided or call the toll free number provided on the enclosed WHITE proxy card or vote on the Internet. If you vote using the [COLOR] proxy card sent to you by the Gamco Group, you can subsequently revoke it by using the enclosed WHITE proxy card. Only your last-dated proxy will count, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in the proxy statement provided by the Company (the “Proxy Statement”). If you attend the meeting and desire to vote in person, your proxy will not be used.

All shareholders are cordially invited to attend the meeting, and management looks forward to seeing you there. If you have any questions or require any assistance with voting your shares, please contact the Company’s proxy solicitor:

This Proxy Statement and the accompanying WHITE proxy card are first being mailed to shareholders on or about [DATE], 2018.

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FREQUENTLY ASKED QUESTIONS ABOUT THE MEETING AND VOTING BY HOLDERS OF CLASS A COMMON SHARES

The following questions and answers are relevant to the holders of Class A Common Shares and the election by such holders of three directors to the Board.

When and where is the Annual Meeting and who may attend?
The Annual Meeting of the Company will be held on [DATE], 2018, at [TIME] a.m., local time, at the Queen City Club, 331 E. 4th Street, Cincinnati, Ohio. Shareholders who are entitled to vote may attend the meeting.

How many shares are entitled to vote?

The Board has fixed the close of business on [DATE], 2018, as the Record Date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, there were [NUMBER] Class A Common Shares ($.01 par value) outstanding, with each Class A Common Share entitled to one vote with respect to each matter on which holders of Class A Common Shares are entitled to vote at the meeting. It is expected that the only matter on which Class A Common Shares will be voted is the election of three directors to the Board as discussed in this proxy statement. The Class A Common Shares of the Company are listed on The New York Stock Exchange (“NYSE”).

What is the difference between “Shareholder of Record” and “Beneficial Owners”?

If your shares are registered in your name in the records maintained by our stock transfer agent, Computershare, Inc., you are a “Shareholder of Record.” If you are a Shareholder of Record, notice of the meeting was sent directly to you.

If your shares are held in the name of your bank, broker or other holder of record, your shares are held in “street name,” and you are considered the “Beneficial Owner.” Notice of the meeting has been forwarded to you by your bank, broker or other holder of record, who is considered, with respect to those shares, the Shareholder of Record. As the Beneficial Owner, you have the right to direct your bank, broker or other holder of record how to vote your shares by using the voting instructions you received. Given the contested nature of the election, your bank, broker or other holder of record will only be able to vote your shares at the Annual Meeting if you have instructed them on how to vote. If you do not give instructions to the bank, broker or other organization holding your shares, then those shares will not be entitled to vote on any matter to be considered at the Annual Meeting.

What are holders of Class A Common Shares being asked to vote on?

The election of three persons to serve as directors for a term of one year.
What are my voting choices using the WHITE proxy card?

Using the WHITE proxy card, for Item 1, the election of directors, you may:

•	Vote in favor of all Board nominees.

•	Vote in favor of a specific nominee or nominees and withhold a favorable vote for the other nominee or nominees; or

•	Withhold authority to vote for all nominees.

Additionally, the Gamco Group has stated that it intends to nominate three alternative director nominees to the Board at the Annual Meeting, in opposition to the nominees recommended by our Board. If the Gamco Group proceeds with a solicitation, you may receive proxy solicitation materials from the Gamco Group, including an opposition Proxy Statement and a [COLOR] proxy card, on which holders of Class A Common Shares will have the option to vote for the Gamco Group’s nominees. The Company is not responsible for the accuracy of any information contained in any proxy solicitation materials used by the Gamco Group or any other statements that the Gamco Group may make.

Our Board DOES NOT endorse any Gamco Group nominee and unanimously recommends that you disregard any [COLOR] proxy card or solicitation materials that may be sent to you by the Gamco Group. Voting against the Gamco Group’s nominees on any proxy card that the Gamco Group sends you is not the equivalent of voting for the Board’s nominees because a vote against Gamco Group’s nominees on its proxy card will revoke any previous proxy submitted by you. If you have previously

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submitted a [COLOR] proxy card sent to you by the Gamco Group, we urge you to revoke that proxy by voting in favor of the Board’s nominees by using the enclosed WHITE proxy card. Only the latest validly executed proxy that you submit will be counted.

If I am eligible to vote and want to attend the Annual Meeting, what do I need to bring?

Shareholders of Record. If you are a Shareholder of Record and plan to attend the meeting, please bring the notice of the meeting and photo identification. Shareholders of Record who do not present the notice of the meeting will be admitted only upon verification of ownership at the meeting.

Beneficial Owners. If you are a Beneficial Owner and plan to attend the meeting, you must present proof of ownership of the Company’s Class A Common Shares as of the Record Date, such as a brokerage account statement, and photo identification. If you are a Beneficial Owner and wish to vote at the meeting, you must also bring a legal proxy from your bank, broker or other holder of record.

How do I vote my shares without attending the meeting?

If you are a Shareholder of Record, you may vote by granting a proxy. If you are a Beneficial Owner of shares held in “street name,” such as through a bank, broker or other holder of record, you may vote by submitting voting instructions to your bank, broker or other holder of record. In most circumstances, you may vote:

•
By Internet or Telephone - If you have Internet or telephone access, you may submit your proxy by following the voting instructions on the WHITE proxy card up until the cut-off time indicated on your proxy card. If you vote by Internet or telephone, you do not need to return your proxy card.

•
By Mail - If you received a paper copy of the Proxy Statement, you may vote by mail by signing, dating and mailing your WHITE proxy card in the envelope provided. You should sign your name exactly as it appears on the WHITE proxy card. If you are signing for jointly held shares, all joint owners should sign. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney or officer of a corporation), you should indicate your name and title or capacity.

Beneficial Owners should be aware that because we expect this to be a contested election, banks, brokers or other holders of record are not permitted to exercise discretionary authority regarding any proposals to be voted on by holders of Class A Common Shares at the Annual Meeting, whether “routine” or not. As a result, banks, brokers or other holders of record are not permitted to vote shares on Item 1 (election of directors). Therefore, Beneficial Owners are advised that if they do not timely provide instructions to their bank, broker or other holder of record, their shares will not be voted in connection with Item 1.

How are votes counted?

Shares represented by the WHITE proxy card (including proxies delivered by telephone or Internet) will be voted at the Annual Meeting, either in accordance with the directions indicated on the proxy card, or, if no directions are indicated, in accordance with the recommendations of the Board contained in the Proxy Statement and on the form of proxy. If a proxy is signed and returned without specifying choices, the shares represented thereby will be voted FOR the proposal to elect Kim Williams, Roger L. Ogden and Lauren R. Fine. The Company is not aware of any matters other than the election of directors that will be presented for action by holders of Class A Common Shares at the Annual Meeting. If other matters should be presented, the persons named in the proxy intend to vote such proxy in accordance with their best judgment.

If you are a Beneficial Owner and hold your shares in “street name,” such as through a bank, broker or other holder of record, you generally cannot vote your shares directly and must instead instruct your bank, broker or other holder of record how to vote your shares using the voting instruction form they provide. When a Beneficial Owner of shares held by a bank, broker or other holder of record fails to provide the record holder with voting instructions and such organization lacks the discretionary voting power to vote those shares with respect to a particular proposal, a “broker non-vote” (defined below) occurs.

What is a Broker Non-Vote?

In an uncontested election, a bank, broker or other holder of record is entitled to vote shares held for a Beneficial Owner on “routine” matters without instructions from the Beneficial Owner of those shares. If, however, a Beneficial Owner does not provide timely instructions, the bank, broker or other holder of record will not have the authority to vote on any “non-routine” proposals at the Annual Meeting. These are called “broker non-votes.” Broker non-votes on a matter may be counted as present

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for purposes of establishing a quorum for the meeting, but are not considered entitled to vote on that particular matter. Consequently, broker non-votes generally will have no effect on the outcome of the matter. If, and to the extent, however, that broker non-votes are required to establish the presence of a quorum at the Annual Meeting, then any broker non-votes will have the same effect as a vote to “Withhold” with respect to the proposal to elect directors.

Given that we anticipate this will be a contested election, the rules of the NYSE governing brokers’ discretionary authority - which apply to brokers’ authority with respect to companies listed on the NYSE such as the Company - do not permit brokers licensed by the NYSE to exercise discretionary authority regarding any proposals to be voted on at the Annual Meeting, whether “routine” or not. As a result, we do not expect there to be any broker non-votes at the Annual Meeting, and thus broker non-votes will not be used to establish the presence of a quorum.

Please instruct your bank, broker or other holder of record how to vote your shares using the voting instruction form provided by your bank, broker or other holder of record by returning the completed WHITE proxy card or voting instruction form to your bank, broker or other holder of record or following the instructions provided by your bank, broker or other holder of record for voting your shares over the Internet or telephonically.

What constitutes a “quorum,” or how many shares are required to be present to conduct business at the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the outstanding Class A Common Shares (i.e., at least [NUMBER] shares) will constitute a quorum for the transaction of business at the Annual Meeting. In general, shares represented by a properly signed and returned proxy card or properly voted by telephone or via the Internet will be counted as shares represented and entitled to vote at the Annual Meeting for purposes of determining a quorum, without regard to whether the card reflects abstentions (or is left blank).

What does it mean if I receive more than one proxy card?

It generally means you hold shares in more than one account. If you received a paper copy of the Proxy Statement and you choose to vote by mail, sign and return each WHITE proxy card provided to you by the Company. If you choose to vote by Internet or telephone, vote once for each WHITE proxy card provided to you by the Company to ensure that all of your shares are voted.

If the Gamco Group proceeds with a solicitation of votes for its director nominees, you will likely receive a [COLOR] proxy card notice from the Gamco Group. You may receive multiple mailings from the Gamco Group, and we will likely conduct multiple mailings prior to the date of the Annual Meeting, so that shareholders have our latest proxy information and materials to vote. We anticipate that we will send you a new WHITE proxy card from the Company with each mailing, regardless of whether you have previously voted. Only the latest validly executed proxy you submit will be counted. If you wish to vote as recommended by the Board, you should submit only the WHITE proxy cards provided to you by the Company. Please see “What should I do if I receive a proxy card form the Gamco Group?” below for more information.

Have other candidates been nominated for election as directors in opposition to the Company’s nominees?

The Gamco Group has provided notice of its intent to nominate three alternative director nominees for election at the Annual Meeting. Based upon the Gamco Group’s public filings, the Gamco Group will nominate Vincent L. Sadusky, Colleen Birdnow Brown and Raymond H. Cole as directors. Nominations made by the Gamco Group have NOT been endorsed by the Board. The Company is not responsible for the accuracy of any information contained in any proxy solicitation materials used by the Gamco Group or any other statements that it may otherwise make. For the reasons described in the Proxy Statement, the Board strongly urges you to join the Board in voting for the director nominees proposed by the Board and AGAINST the director nominees of the Gamco Group by using the enclosed WHITE proxy card, and strongly urges you NOT to return any [COLOR] proxy card sent to you by the Gamco Group.

What are Scripps’ Board’s voting recommendations?

The Board recommends voting “FOR” the election of Lauren R. Fine, Roger L. Ogden and Kim Williams as directors.

The Board strongly urges you not to sign or return any [COLOR] proxy card sent to you by the Gamco Group. If you have already submitted a proxy card that you have received from the Gamco Group, you may revoke such proxy and vote for the Board’s nominees by following the instructions under “May I revoke a proxy and change my vote?”.

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What should I do if I receive a proxy card from the Gamco Group?

The Gamco Group stated that it intends to nominate three alternative director nominees to the Board at the Annual Meeting, in opposition to the nominees recommended by our Board. If the Gamco Group proceeds with a solicitation, you may receive proxy solicitation materials from the Gamco Group, including an opposition Proxy Statement and a [COLOR] proxy card. The Company is not responsible for the accuracy of any information contained in any proxy solicitation materials used by the Gamco Group or any other statements that the Gamco Group may make.

Our Board DOES NOT endorse any Gamco Group nominee and unanimously recommends that you disregard any [COLOR] proxy card or solicitation materials that may be sent to you by the Gamco Group. Voting against the Gamco Group’s nominees on any proxy card that the Gamco Group sends you is not the equivalent of voting for the Board’s nominees because a vote against Gamco Group’s nominees on its proxy card will revoke any previous proxy submitted by you including any WHITE proxy card voted for the Board's nominees. If you have previously submitted a [COLOR] proxy card sent to you by the Gamco Group, we urge you to revoke that proxy by voting in favor of the Board’s nominees by using the enclosed WHITE proxy card. Only the latest validly executed proxy that you submit will be counted.

What is the vote required to elect directors?

Because of the Gamco Group’s plans to nominate three alternative director nominees, there will be more nominees than available positions. Therefore, directors will be elected on a plurality basis. In other words, the three nominees for director receiving the highest number of “for” votes will be elected as directors of the Company.

Each WHITE proxy solicited by the Board will be voted as directed by the shareholder. If no choice is specified, the proxy will be voted FOR the election of Kim Williams, Roger L. Ogden and Lauren R. Fine as directors. The Company is not aware of any matter other than the election of directors that will be presented for action by holders of Class A Common Shares at the Annual Meeting. If other matters should be presented, the persons named in the proxy intend to vote such proxy in accordance with their best judgment.

How do I vote my shares in person at the meeting?

If you are a Shareholder of Record and prefer to vote your shares at the meeting, bring the accompanying WHITE proxy card and photo identification. If you are a Beneficial Owner holding shares in “street name,” such as through a bank, broker or other holder of record, you may vote the shares only if you obtain a signed proxy from the record holder (i.e., the bank, broker or other holder of record) giving you the right to vote the shares.

Even if you plan to attend the meeting, we encourage you to vote your shares in advance by Internet, telephone or mail so that your vote will be counted in the event you are unable to attend.

May I revoke a proxy and change my vote?

Yes. Any shareholder giving a proxy may revoke it at any time prior to its use at the Annual Meeting by:

•
Delivering written notice of revocation to The E.W. Scripps Company, 312 Walnut Street, 28th Floor, Cincinnati, Ohio 45202, Attention: Corporate Secretary, before 6:00 p.m., Eastern Time, on [DATE], 2018.

•	Submitting to The E.W. Scripps Company before 6:00 p.m. Eastern Time, on [DATE], 2018, a properly signed proxy card bearing a later date than the prior proxy card;

•	Voting again by Internet or telephone before 11:59 p.m., Eastern Time, on [DATE], 2018; or

•
Appearing at the Annual Meeting as a shareholder of record or with a legal proxy (for shares held in “street name”) and giving notice in open meeting that you are revoking the appointment of a proxy. Appearing at the Annual Meeting does not in itself revoke the appointment of a proxy. A revocation made during the Annual Meeting after the polls have been closed will not affect the previously taken vote.

You have the power to revoke a previously submitted proxy at any time before it is exercised even if you submitted a [COLOR] proxy card sent to you by the Gamco Group. Thus, the Board urges you to submit the enclosed WHITE proxy card and vote in favor of the Board director nominees.

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Can I receive future proxy materials electronically?

Yes. The Proxy Statement is also available on the Company's website at www.scripps.com.

SOLICITATION OF PROXIES

The solicitation of proxies is made by, and on behalf of, the Board. The Company will pay the cost of the solicitation of proxies, including the cost of printing and mailing the notice of the Annual Meeting, the Proxy Statement and the accompanying proxy. In addition to the solicitation of proxies by mail, soliciation may be made by directors, officers and other employees of the Company by Internet (including by email, Twitter, the use of our investor relations website and other online channels of communication), telephone, facsimile and other electronic channels of communication, town hall meetings, personal interviews, press releases, and press interviews. Our directors, officers and regular employees may, without compensation other than their regular compensation and the reimbursement of expenses, solicit proxies by telephone or personal conversation. Annex A sets forth information relating to certain of our directors, officers and employees who are considered “participants” in this proxy solicitation under the rules of the Securities and Exchange Commission, by reason of their position or because they may be soliciting proxies on our behalf. In addition, we may reimburse brokerage firms and others for their reasonable and documented expenses incurred in connection with forwarding proxy materials to the Beneficial Owners of our Class A Common Shares.

As a result of the potential proxy solicitation by Gamco Group, we will incur additional costs in connection with our solicitation of proxies. We have retained the services of MacKenzie Partners, Inc. (“MacKenzie”), a professional proxy solicitation firm, to aid in the solicitation of proxies. This proxy solicitation firm estimates that approximately [NUMBER] of its employees will assist in this proxy solicitation, which they may conduct by personal interview, mail, telephone, facsimile, email, other electronic channels of communication, or otherwise. We expect that we will pay MacKenzie its customary fees, estimated at approximately $[AMOUNT] in the aggregate, plus reasonable out-of-pocket expenses incurred in the process of soliciting proxies. Our aggregate expenses, including those of MacKenzie, related to the solicitation in excess of those normally spent for an annual meeting as a result of the potential proxy contest, excluding salaries and wages of our officers and regular employees, are expected to be approximately $[AMOUNT], of which approximately $[AMOUNT] has been spent to date. We have agreed to indemnify MacKenzie against certain liabilities relating to or arising out of their engagement.
The Company does not currently intend to pay or reimburse the costs incurred by the Gamco Group in its solicitation of proxies for use at the Annual Meeting.

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BACKGROUND OF THE SOLICITATION

On a regular basis, representatives of the Company, including Mr. Adam Symson, the Company’s President and Chief Executive Officer, have held discussions with shareholders of the Company, including representatives of the Gamco Group regarding the Company and its businesses.

On August 16, 2017, the Gamco Group filed Amendment No. 9 to its Schedule 13D (originally filed on April 6, 2015), stating that it was evaluating all of its options with respect to submitting director nominations for consideration at the Company’s 2018 Annual Meeting.

On September 6, 2017, a representative of the Gamco Group attended the Company’s investor day in New York City, New York, and had a brief conversation with Mr. Symson and Carolyn Micheli, the Company’s Vice President, Corporate Communications and Investor Relations. The Gamco Group representative did not indicate in that discussion whether the Gamco Group intended to submit director nominations for consideration at the Company’s 2018 Annual Meeting.

On September 19, 2017, a representative of the Gamco Group had a telephone conversation with Mr. Symson and Ms. Micheli. In that call, the Gamco Group representative stated he was continuing to explore options with regard to submitting director nominations for consideration at the Company’s 2018 Annual Meeting.

On October 6, 2017, the Gamco Group filed Amendment No. 10 to its Schedule 13D, stating that it intended to move forward with submission of nominations of up to three individuals for election to the Company’s Board, indicating that it would provide the Company with information on such individuals in accordance with the procedures outlined in the Company’s proxy statement for its 2017 Annual Meeting.

On November 3, 2017, representatives of the Gamco Group, during a telephone conversation with Mr. Symson and Ms. Micheli, indicated that the Gamco Group intended to nominate at least one director and possibly more for election to the Company’s Board at the Company’s 2018 Annual Meeting.

On January 31, 2018, the Gamco Group issued a press release announcing two candidates for election to the Company’s Board, and filed Amendment No. 11 to its Schedule 13D. The press release, a copy of which was filed with Amendment No. 11, stated that the Gamco Group intended to nominate Vincent L. Sadusky and Colleen Birdnow Brown for election to the Board. By letter dated January 31, 2018, the Company received a copy of Amendment No. 11 to the Gamco Group’s Schedule 13D.

On February 2, 2018, the Gamco Group filed Amendment No. 12 to its Schedule 13D, stating that it gave notice to the Company, on February 2, 2018, of its intent to nominate Mr. Sadusky and Ms. Brown as candidates for election to the Board at the Company’s 2018 Annual Meeting. A copy of that notice was attached to Amendment No. 12.

On February 5, 2018, the Gamco Group filed Amendment No. 13 to its Schedule 13D, stating that it gave notice to the Company of its intent to nominate Raymond H. Cole as a candidate for election to the Board at the Company’s 2018 Annual Meeting. A copy of that notice was filed with Amendment No. 13.

On February 5, 2018, the Company received the Gamco Group’s notices of intent to nominate directors at the Company’s 2018 Annual Meeting. The first notice advised the Company that the Gamco Group intends to nominate Mr. Sadusky and Ms. Brown for election to the Board by the holders of Class A Common Shares. The second notice advised the Company that the Gamco Group intends to nominate Mr. Cole for election to the Board by the holders of Class A Common Shares. These notices provided certain information about each of the Gamco Group’s nominees. The Company also received, on February 5, 2018, copies of Amendments 12 and 13 to the Gamco Group’s Schedule 13D.

[PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION]

PROPOSAL 1

ELECTION OF DIRECTORS
(Item 1 on the Proxy Card)
A board of ten directors is to be elected, three by the holders of Class A Common Shares voting separately as a class and seven by the holders of Common Voting Shares voting separately as a class. The nominating & governance committee recommended to the Board each of the nominees set forth below. In the election, the nominees receiving the greatest number of votes will be elected. Directors are elected by the shareholders for terms of one year and hold office until their successors are elected and qualify. Each of the director nominees identified in this Proxy Statement has consented to being named as a nominee in our proxy materials and has accepted the nomination and agreed to serve as a director if elected.
Each proxy for Class A Common Shares executed and returned by a holder of such shares will be voted for the election of the three directors hereinafter shown as nominees for such class of shares, unless otherwise indicated on such proxy. Each proxy for Common Voting Shares executed and returned by a holder of such shares will be voted for the election of the seven directors hereinafter shown as nominees for such class of shares, unless otherwise indicated on such proxy. Although the Board does not contemplate that any of the nominees hereinafter named will be unavailable for election, in the event that any such nominee is unable to serve, the proxies will be voted for the remaining nominees and for such other person(s), if any, as the Board may propose.
Two of our current directors, J. Marvin Quin and Peter B. Thompson, are not standing for re-election to the Board. Mr. Quin is retiring from the Board after nine years of service. Mr. Thompson, who began his tenure with the Board in May 2017, will not be able to continue serving on the Board due to the policies of Amazon Corp., his new employer.

The Board is deeply committed to the Company, its shareholders and the creation and enhancement of shareholder value. The Board firmly believes that Lauren R. Fine, Roger L. Ogden and Kim Williams are each highly qualified, will bring significant and relevant experience to the Board and, together with the other directors, are in the best position to guide the Company as it continues implementing its strategy to build short-term value through improved operating performance and long-term value through positioning the Company for growth. The Gamco Group has stated its intention to nominate three alternative director nominees to be elected by the holders of Class A Common Shares at the Annual Meeting. We believe that the director nominees proposed by the Board possess diverse knowledge and professional experiences that make them qualified candidates for election at the Annual Meeting.

The Gamco Group’s nominees have NOT been endorsed by our Board. The Board recommends that you DO NOT sign or return any [COLOR] proxy card that may be sent to you by the Gamco Group, even if you intend to vote against its nominees. Voting against the Gamco Group’s nominees on any proxy card that the Gamco Group sends you is not the equivalent of voting for the Board’s nominees because a vote against Gamco Group’s nominees on its proxy card will revoke any previous proxy submitted by you. If you have previously submitted a [COLOR] proxy card sent to you by the Gamco Group, we urge you to revoke that proxy by voting in favor of the Board’s nominees by using the enclosed WHITE proxy card. Only the latest validly executed proxy that you submit will be counted. Thus, the Board urges you to submit the enclosed WHITE proxy card and vote in favor of the Board director nominees.

We are not responsible for the accuracy of any information provided by or relating to the Gamco Group in any proxy solicitation materials filed or disseminated by, or on behalf of, the Gamco Group or any other statements that the Gamco Group may otherwise make.

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF LAUREN R. FINE, ROGER L. OGDEN AND KIM WILLIAMS AS DIRECTORS.

[PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION]

REPORT ON THE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS
The following table sets forth certain information as to each of the nominees for election to the Board.

Name	Age*	Director Since	Principal Occupation or Occupations/Business Experience for Past Five Years

Nominees for Election by Holders of Class A Common Shares
Lauren R. Fine(1)	58	-
Partner at wealth management firm, Gries Financial LLC since 2016. Executive search consultant at Howard & O’Brien from 2010 to 2015. Director, Research at Contentnext Media from 2008 to 2009. Practitioner in Residence, Kent State University-School of Journalism & Mass Communication from 2007 to 2011. Managing Director, Economics & Securities Research at Merrill Lynch & Company from 1988 to 2007.

Roger L. Ogden(2)	72	2008
Retired since July 2007. President and General Manager of KUSA Denver from August 1997 through July 2005. President and CEO of Gannett Broadcasting from July 2005 through July 2007. Senior Vice President of Design, Innovation and Strategy for Gannett Co., Inc. from June 2006 through July 2007.

Kim Williams(3)	62	2008
Retired since 2006. Senior Vice President, Partner, and Associate Director of Global Industry Research at Wellington Management Company, LLP from 1995 to 2001. Senior Vice President, Partner, Global Industry Analyst from 1986 to 1995.

Nominees for Election by Holders of Common Voting Shares
Charles L. Barmonde(4)	42	2015	Private investor, educator and entrepreneur. Founder of Arch Contemporary Ceramics, a gallery, studio and education enterprise. Trustee of the Scripps Howard Foundation since 2011.
Richard A. Boehne(5)	62	2008
Chairman of the Board since 2013. Former President and Chief Executive Officer from 2008 through August 2017. Executive Vice President and Chief Operating Officer from April 2006 to June 2008. Executive Vice President from February 1999 until June 2008.

Kelly P. Conlin	58	2013	Chairman and CEO of Zinio, Inc. Chief Executive Officer of NameMedia from 2006 to 2015. Chief Executive Officer of Primedia from 2003 to 2005. Chief Executive Officer of IDG Inc. from 1995 to 2002.
John W. Hayden(6)	60	2008	President and CEO of CJH Consulting. President and CEO of The Midland Company from 1998 to 2010. Chairman, President and CEO of American Modern Insurance Group from 1996 to 1998.
Anne M. La Dow(4)	59	2012	Private investor and former Human Resources Director of the Ventura County Star.
R. Michael Scagliotti(4)	46	2017	Private investor and educator. Trustee of the Scripps Howard Foundation since 2015.
Adam P. Symson	43	2017
President and Chief Executive Officer since August 2017. Chief Operating Officer from November 2016 through August 2017. Senior Vice President of Digital from 2013 through 2016. Chief Digital Officer from 2011 through 2013. Vice President Interactive Media/Television from 2007 to 2011.

(1)
Ms. Fine is a director of Wisr, Inc. (an online college and university career and advising networking company). Ms. Fine is also on the board of several start-up companies. Mr. Boehne recommended Ms. Fine for consideration by the nominating & governance committee in the ordinary course.

(2)
Mr. Ogden is a director of Worthpoint Company (an online resource for collectors). Mr. Ogden is also the owner and President of Krystal Broadcasting, Inc. which operates three radio stations in Summit and Eagle Counties in Colorado.

(3)	Ms. Williams is a director of Weyerhauser Company (a forest products company) and Xcel Energy, Inc. (a utility company).

(4)
Mr. Barmonde, Ms. La Dow and Mr. Scagliotti are all Signatories to the Scripps Family Agreement. Ms. La Dow and Messrs. Barmonde and Scagliotti are cousins. See "Related Party Transactions-Scripps Family Agreement" below.

(5)	Mr. Boehne is a director of the Associated Press (an independent newsgathering organization) and Northern Kentucky University (a public, co-educational university).

(6)	Mr. Hayden is a director of Ohio National Financial Services Co. (a mutual insurance and financial services company), ABR Re (a Bermuda-based reinsurance company) and Hauser Private Equity.

*	Age reflected as of [DATE], 2018.

[PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION]

REPORT ON THE SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following table sets forth certain information with respect to persons known to management to be the beneficial owners, as of January 31, 2018, unless indicated otherwise in the footnotes below, of more than 5 percent of the Company’s outstanding Class A Common Shares or Common Voting Shares. Unless otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares shown therein as being beneficially owned by them. The percentages shown in the table are based on 69,582,721 Class A Common Shares and 11,932,722 Common Voting Shares outstanding as of January 31, 2018.

Name and Address of Beneficial Owner	Class A Common Shares	Percent of Class	Common Voting Shares	Percent of Class
Signatories to Scripps Family Agreement(1) Tracy Tunney Ward Miramar Services, Inc. 250 Grandview Ave., Suite 44 Ft. Mitchell, KY 41017	12,187,862	17.5%	11,130,723	93.3%
GAMCO Investors, Inc.(2) One Corporate Center Rye, NY 10580-1435	11,605,339	16.7%	—	—
BlackRock, Inc.(3) 55 East 52nd Street New York, NY 10055	7,139,285	10.3%	—	—
Dimensional Fund Advisors LP(4) Building One 6300 Bee Cave Road Austin, TX 78746	5,882,177	8.5%	—	—
JPMorgan Chase & Co.(5) 270 Park Ave New York, NY 10017	6,773,037	9.7%	—
The Vanguard Group(6) 100 Vanguard Blvd. Malvern, PA 19355	5,219,873	7.5%	—	—

(1)
The information in the table and this footnote is based on information provided to the Company by Miramar Services, Inc. and information contained in Amendment 7 (dated March 29, 2017) to a Schedule 13D filed with the Securities and Exchange Commission by descendants of Robert P. Scripps, descendants of John P. Scripps, certain trusts of which descendants of John P. Scripps or Robert P. Scripps are trustees or beneficiaries, and an estate of a descendant of Robert P. Scripps, all of whom or which are Signatories to the Scripps Family Agreement, which governs the voting of all Common Voting Shares held by them. Miramar Services, Inc. provides administrative services to certain members of the Scripps Family. The Signatories to the Scripps Family Agreement report shared voting power with each other with respect to the Common Voting Shares shown in the table. In addition to these Common Voting Shares, according to such Schedule 13D, two of the Signatories act as co-trustees with respect to 534,666 Common Voting Shares on behalf of a minor descendant who is not a party to the Scripps Family Agreement, and another Signatory acts as a trust advisor to trusts holding 267,333 Common Voting Shares for the benefit of certain minor descendants who are not party to the Scripps Family Agreement. Signatories of the Scripps Family Agreement also own 12,107,897 Class A Common Shares, and have the right to acquire 79,965 additional Class A Common Shares subject to currently exercisable options. Such options are held by Mr. Paul K. Scripps and Ms. Nackey E. Scagliotti, who are former directors of the Company. Class A Common Shares are not subject to the Scripps Family Agreement. The two Signatories mentioned above who act as co-trustees on behalf of a minor descendant who is not a party to the Scripps Family Agreement may be deemed to share beneficial ownership of a total of 653,204 Class A Common Shares held for the benefit of such minor descendant. The Signatory referred to above who acts as a trust advisor to trusts for the benefit of certain other minor descendants who are not party to the Scripps Family Agreement may be deemed to beneficially own 326,601 Class A Common Shares as trust advisor for such minor descendants. No single individual or trust that is a Signatory beneficially owns 5% or more of the Company’s outstanding Class A Common Shares. The following Signatories may be deemed to beneficially own, or share beneficial ownership with other Signatories of, more than 5% of the Common Voting Shares as a result of direct ownership or indirect ownership as trustees for various trusts or as co-guardians or advisors for the above-referenced minors: Barbara Victoria Scripps Evans (6.8%); Elizabeth A. Logan (6.7%); Mary McCabe Peirce (6.3%); Paul K. Scripps (6.3%); Peter R. La Dow (8.4%); Rebecca Scripps Brickner (6.7%); Virginia S. Vasquez (6.7%); Charles E. Scripps, Jr. (5.2%); Eaton M. Scripps (5.2%); and Edward W. Scripps, Jr. (5.2%). See “Related Party Transactions – Scripps Family Agreement” below. The reporting parties filing the Schedule 13D are Virginia S. Vasquez, Rebecca Scripps Brickner, Estate of Robert P. Scripps, Jr., Edward W. Scripps, Jr., Corina S. Granado, Jimmy R. Scripps, Mary Ann S. Sanchez, Margaret Scripps Klenzing, William H. Scripps, Marilyn J. Scripps, Adam R. Scripps, William A. Scripps, Gerald J. Scripps, Charles E. Scripps, Jr., Eli W. Scripps, Jonathan L. Scripps, Barbara Victoria Scripps Evans, Molly E. McCabe, John P. Scripps Trust FBO Peter M. Scripps under agreement dated 2/10/77, John P. Scripps Trust FBO Paul K. Scripps under agreement dated 2/10/77, John P. Scripps Trust Exempt Trust under agreement dated 2/10/77, John P. Scripps Trust FBO Barbara Scripps Evans under agreement dated 2/10/77, The Marital Trust of the La Dow Family Trust, Anne M. La Dow Trust under agreement dated 10/27/2011, The La Dow Family Trust under agreement dated 6/29/2004, John Peter Scripps 2013 Revocable Trust under agreement dated 12/20/13, John P. Scripps Trust FBO Ellen McRae Scripps under agreement dated 12/28/84, John P. Scripps Trust FBO Douglas A. Evans under agreement dated 12/24/84, Douglas A. Evans 1983 Trust, Ellen M. Scripps Kaheny Revocable Trust and agreement dated 4/17/14, Victoria S. Evans Trust under agreement dated 5/19/2004, Paul K. Scripps Family Revocable Trust under agreement dated 2/7/1994, Thomas S. Evans Irrevocable Trust under agreement dated 11/13/2012, Scripps Family 1992 Revocable Trust under agreement dated 6/9/92, Thomas S. Evans, Douglas A. Evans, Julia Scripps Heidt, Paul K. Scripps, Charles Kyne McCabe, Peter R. La Dow, J. Sebastian Scripps, Anne M. La Dow, Wendy E. Scripps, Nackey E. Scagliotti, Cynthia J. Scripps, Elizabeth A. Logan, Mary Peirce, John P. Scripps, Eva Scripps Attal, Megan Scripps Tagliaferri, Eaton M. Scripps, Kathy Scripps, Ellen M. Scripps Kaheny, Wesley W. Scripps, Careen Cardin,

[PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION]

Cody Dubuc, R. Michael Scagliotti, Sam D. F. Scripps, Welland H. Scripps, William A. Scripps, Jr., Kendall S. Barmonde, Charles L. Barmonde, Manuel E. Granado, Geraldine Scripps Granado, Raymundo H. Granado, Jr., Anthony S. Granado, Ellen B. Granado, Crystal Vasquez Lozano, Elizabeth Scripps, James Bryce Vasquez, John Patrick Scripps, Keon Korey Vasquez, Peggy Scripps Evans, Samuel Joseph Logan, Maxwell Christopher Logan, Savannah Brickner, Monica Holcomb, Samantha J. Brickner, Robert S. Heidt III, Austin S. Heidt, Nathanial W. Heidt, Jenny Sue Scripps Mitchell and Jessica L. Scripps.

(2)
GAMCO Investors, Inc. filed Amendment No. 13 to Schedule 13D with the Securities and Exchange Commission with respect to the Company’s Class A Common Shares on February 5, 2018. The information in the table is based on the information contained in such filing. Such report states that GAMCO Investors, Inc. and its affiliates have sole voting power over 11,135,337 shares and sole investment power over 11,605,339 shares.

(3)
Blackrock, Inc. filed Amendment No. 8 to Schedule 13G with the Securities and Exchange Commission with respect to the Company’s Class A Common Shares on January 23, 2018. The information in the table is based on the information contained in such filing for the year ended 2017. Such report states that Blackrock, Inc. has sole voting power over 7,018,110 shares and sole investment power over 7,139,285 shares.

(4)
Dimensional Fund Advisors LP filed Amendment No. 6 to Schedule 13G with the Securities and Exchange Commission with respect to the Company’s Class A Common Shares on February 9, 2018. The information in the table is based on the information contained in such filing for the year ended 2017. Such report states that Dimensional Funds Advisors LP has sole voting power over 5,731,803 shares and sole investment power over 5,882,177 shares.

(5)
JPMorgan Chase & Co. filed Amendment No. 1 to Schedule 13G with the Securities and Exchange Commission with respect to the Company's Class A Common Shares on January 22, 2018. The information in the table is based on the information contained in such filing for the year ended 2017. Such report states that JPMorgan Chase & Co. has sole voting power over 6,225,619 shares and sole investment power over 6,773,037 shares.

(6)
The Vanguard Group filed Amendment No. 2 to Schedule 13G with the Securities and Exchange Commission with respect to the Company’s Class A Common Shares on February 9, 2018. The information in the table is based on the information contained in such filing for the year ended 2017. Such report states that The Vanguard Group has sole voting power over 63,431 shares, shared voting power over 7,400 shares, sole investment power over 5,154,412 shares and shared investment power over 65,461 shares.

[PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION]

REPORT ON THE SECURITY OWNERSHIP OF MANAGEMENT
The following information is set forth with respect to the Company’s Class A Common Shares and Common Voting Shares beneficially owned as of January 31, 2018, by each director and each nominee for election as a director of the Company, by each named executive officer, and by all directors and executive officers of the Company as a group. As of January 31, 2018, there were 69,582,721 Class A Common Shares outstanding and 11,932,722 Common Voting Shares outstanding. Unless otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares shown therein as being beneficially owned by them.

Name of Individual or Number of Persons in Group	Class A Common Shares(1)	Exercisable Options(2)	Restricted Share Units(3)	Total Class A Common Shares(4)	Percent of Class	Common Voting Shares	Percent of Class
Richard A. Boehne	274,791	—	72,427	347,218	*	—	—
Charles L. Barmonde(5)	11,896	—	—	11,896	*	51,000	*
Kelly P. Conlin	14,637	—	—	14,637	*	—	—
Lauren R. Fine	—	—	—	—	—	—	—
John W. Hayden(6)	61,744	—	—	61,744	*	—	—
Anne M. La Dow(5)(7)	17,821	—	—	17,821	*	39,552	*
Roger L. Ogden	61,787	40,138	—	101,925	*	—	—
R. Michael Scagliotti(5)	—	—	—	—	—	101,000	*
Peter B. Thompson	—	—	—	—	—	—	—
J. Marvin Quin(6)	55,485	—	—	55,485	*	—	—
Kim Williams(6)	61,811	78,094	—	139,905	*	—	—
William Appleton	101,306	—	16,559	117,865	*	—	—
Lisa A. Knutson	27,454	—	—	27,454	*	—	—
Brian G. Lawlor	96,626	—	—	96,626	*	—	—
Douglas F. Lyons	20,709	—	5,075	25,784	*	—	—
Adam P. Symson	29,044	—	—	29,044	*	—	—
Other officers not named individually(8)	3,579	—	—	3,579	*	—	—
All directors and executive officers as a group (17 persons)	838,690	118,232	94,061	1,050,983	1.5%	191,552	1.6%

*	Shares owned represent less than 1 percent of the outstanding shares of such class of stock.

(1)	The shares listed for each of the executive officers and directors represent his or her direct or indirect beneficial ownership of Class A Common Shares.

(2)	The shares listed for each of the directors include Class A Common Shares underlying options exercisable at January 31, 2018.

(3)
The shares listed for each of the executive officers and directors include Class A Common Shares underlying restricted share units that are convertible within 60 days of January 31, 2018, and have no additional vesting requirements.

(4)	None of the shares listed for any officer or director is pledged as security for any obligation.

(5)
Mr. Barmonde, Ms. La Dow and Mr. Scagliotti are Signatories to the Scripps Family Agreement. See “Report on the Security Ownership of Certain Beneficial Owners” above and “Related Party Transactions-Scripps Family Agreement” below.

(6)
In addition to the shares listed, the director defers a portion of his or her director fees in a “phantom shares” account. These “phantom shares” have no voting or other rights. Mr. Hayden has 82,384 phantom shares and has chosen payment in cash rather than payment in Class A Common Shares. Mr. Quin has 22,351 phantom shares and Ms. Williams has 39,223 phantom shares and both have elected payment in Class A Common Shares.

(7)	Includes shares held by the Anne M. La Dow Trust under agreement dated 10/27/2011, of which Ms. La Dow is trustee.

(8)	The shares listed include shares beneficially owned by one executive officer who is not named individually.

[PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION]

REPORT ON THE BOARD OF DIRECTORS AND ITS COMMITTEES
2017 Board Meetings
During 2017, the board held four regularly scheduled meetings and six telephonic meetings. All directors attended at least 75 percent of the meetings of the board and of the committees on which they served during 2017.
Executive Sessions of Directors
During 2017, executive sessions of non-management directors were held regularly. The director who presided at these meetings was the lead independent director or another director selected by the board at the time of such meeting.
Standing Committees and Committee Charters
The Company has standing audit, compensation and nominating & governance committees. The charter for each such standing committee is available for review on the Company’s Web site (www.scripps.com) by first clicking on "Investors" and then on “Corporate Governance.” Copies are available in print to any shareholder who requests a copy by contacting the Company’s secretary at secretary@scripps.com or by mail at 312 Walnut Street, Suite 2800, Cincinnati, Ohio, 45202.
Committees of the Board of Directors
Executive Committee. Richard A. Boehne (chair), Charles L. Barmonde and J. Marvin Quin are the members of the executive committee. This committee may exercise all of the powers of the board in the management of the business and affairs of the Company between board meetings except the power to fill vacancies on the board or its committees. The executive committee meets only as necessary. During 2017, the executive committee did not hold any meetings. Following the Annual Meeting, Kim Williams will become a member of the executive committee upon Mr. Quin’s retirement.
Audit Committee. J. Marvin Quin (chair), Kelly P. Conlin, John W. Hayden and Kim Williams are the members of the audit committee. The purpose of the committee is to assist the board in fulfilling its oversight responsibility relating to (1) the integrity of the Company’s financial statements and financial reporting process and the Company’s systems of internal accounting and financial controls; (2) the performance of the internal audit services function; (3) the annual independent audit of the Company’s financial statements, the engagement of the independent auditors and the evaluation of the independent auditors’ qualifications, independence, performance and fees; (4) the compliance by the Company with legal and regulatory requirements, including the Company’s disclosure controls and procedures; (5) the review of the Company’s enterprise risk issues; and (6) the fulfillment of all other responsibilities as outlined in its charter. The internal and independent auditors have unrestricted access to the audit committee. The committee meets privately with each of the independent auditors, the internal auditors and management. During 2017, the audit committee held four meetings and two telephonic meetings. Following the Annual Meeting, Kim Williams will become chair of the audit committee upon Mr. Quin’s retirement.
Compensation Committee. Roger L. Ogden (chair), Anne M. La Dow, Peter B. Thompson and Kim Williams are the members of the compensation committee. The committee is appointed by the Board to discharge the board’s responsibilities relating to compensation of the Company’s directors and officers. The committee reviews and approves the Company’s compensation principles that apply generally to Company employees. It also reviews and approves the Company’s goals and objectives relevant to compensation of the chief executive officer and executive officers with the title of senior vice president or higher (“senior executives”) and evaluates their performance in light of those goals and objectives. Annually, the compensation committee conducts a performance review of the chief executive officer, the results of which are shared with the entire Board. With respect to senior executives, the committee reviews and approves a peer group of companies against which it compares the Company’s compensation programs and practices for senior executives and directors, and the chief executive officer makes recommendations to the committee regarding the compensation elements of his direct reports in light of their goals and objectives. The committee reviews all of the components of the chief executive officer’s and the senior executives’ compensation, including goals and objectives, employment arrangements, severance arrangements or plans, incentive plans, employee benefit plans, perquisite arrangements, the Incentive Compensation Recoupment Policy (“claw-back policy”) and stock ownership guidelines, considers the chief executive officer's recommendations for his direct reports, and makes recommendations to the Board. The committee has the authority to administer the cash-based incentive plans, severance arrangements or plans and change in control arrangements or plans covering the chief executive officer and senior executives. The committee is also responsible for reviewing the result of any shareholder advisory vote regarding the compensation of the Company’s named executive officers and making recommendations to the Board on how to respond to those votes as well as recommending to the board whether to hold the shareholder advisory vote every one, two or three years. The committee oversees the annual review of the Company’s compensation policies and practices for all employees, including non-senior executives, to determine whether they create financial risks. The committee may delegate any of its responsibilities to a subcommittee composed of one or more members of the committee, or to one or more other directors, in each case as it deems appropriate, other than in connection with any power or authority required by law, regulation or listing standard to be exercised by the committee as a whole.

[PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION]

With respect to any funded employee benefit plans covering employees of the Company subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, the committee has the definitive authority to appoint and terminate the named fiduciary or named fiduciaries of such plan(s). The committee reviews succession planning relating to positions held by senior officers of the Company and reviews director compensation and makes recommendations with respect thereto to the Board. The committee has the authority to engage outside consultants to assist in determining appropriate compensation levels for the chief executive officer, other senior managers or directors. In 2017, the committee retained Exequity, LLC to assist it in developing and reviewing our executive and director compensation strategy and program. The committee is also responsible for producing an annual report for inclusion in the Company’s proxy statement and reviewing and approving the Compensation Discussion and Analysis and related compensation disclosures included in the Company’s proxy statement. During 2017, the compensation committee held four meetings.
Nominating & Governance Committee. John W. Hayden (chair), Charles L. Barmonde and R. Michael Scagliotti are the members of the nominating & governance committee. The purpose of the committee is (1) to assist the board by identifying individuals qualified to become board members and to recommend director nominees to the board; (2) to recommend to the board corporate governance principles that might be applicable to the Company; (3) to lead the board in its annual review of the board’s performance; and (4) to recommend to the board nominees for each committee of the board. During 2017, the nominating & governance committee held four meetings.
CORPORATE GOVERNANCE
The Board is committed to good corporate governance, good business practices and transparency in financial reporting. The nominating & governance committee annually reviews the Company’s corporate governance principles, a copy of which is available on the Company’s Web site (www.scripps.com) by first clicking on "Investors" and then on “Corporate Governance.” Copies are available in print to any shareholder who requests a copy by contacting the Company’s secretary at secretary@scripps.com or at 312 Walnut Street, Suite 2800, Cincinnati, Ohio, 45202.
Board Leadership
Richard A. Boehne, the Company’s former President and Chief Executive Officer, serves as chairman of the board. Mr. Quin served as the lead independent director during 2017. Ms. Williams was appointed as the lead independent director on January 31, 2018, replacing Mr. Quin.
Charitable Contributions
The Company has not made any charitable contributions, where the amount exceeded $1 million, or 2 percent of such charity’s consolidated gross revenues, to any charitable organization of which a director is an executive officer.
Code of Conduct
The Company demonstrates its commitment to operate at the highest ethical standards by enforcing the principles in its Code of Conduct, which is applicable to all employees. The Company’s chief ethics officer is responsible for implementation and oversight of the ethics program and reports to the nominating & governance committee on quarterly activity. Additionally, the Company has in place a Code of Business Conduct and Ethics for the Chief Executive Officer and the Senior Financial and Accounting Officers. It is the responsibility of the nominating & governance committee and the chief financial officer to make sure that this policy is operative and has effective reporting and enforcement mechanisms. Both the Code of Business Conduct and Ethics for the Chief Executive Officer and Senior Financial Officers and the Code of Conduct are available for review on the Company’s Web site at www.scripps.com (click on "Investors" and then on “Corporate Governance”) and to any shareholder who requests a printed copy from the Company’s secretary at secretary@scripps.com or at 312 Walnut Street, Suite 2800, Cincinnati, Ohio 45202.
The Company believes it has an obligation to provide employees with the guidance and support needed to ensure that lawful and ethical choices are made at work. To support this commitment, the Company requires all employees to take an online code of conduct learning module biennially to ensure that employees understand the Code of Conduct and the importance that the Company places on ethical behavior and compliance with the law. In addition, the Company has established a means for employees to submit confidential and anonymous reports of suspected or actual violations of the Company’s Code of Ethics relating, among other things, to: accounting and auditing matters; antitrust activity; confidentiality and misappropriation; conflict of interest; discrimination or harassment; diverting of product or business activity; embezzlement; employee relations; falsification of contracts, reports or records; gifts or entertainment; improper supplier or contractor activity; leadership or management issues; securities law violations; sexual harassment; substance abuse; theft; or unsafe working conditions. To submit a report, an employee may call a toll-free number that is answered by a trained professional of EthicsPoint, an independent firm. This number (888-397-4911) is operational 24 hours a day, seven days a week. Employees may also raise questions online through the Internet (www.ethicspoint.com) or by a direct phone line to the Company’s chief ethics officer.
Communications with Directors

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Shareholders and other interested parties wishing to communicate with the Board may do so by addressing letters to the secretary of the Company at secretary@scripps.com or by mail at 312 Walnut Street, Suite 2800, Cincinnati, Ohio, 45202. The board has instructed the secretary to review all communications so received (via e-mail or regular mail), and to exercise her discretion not to forward to the directors correspondence that is not germane to the business affairs of the Company. Correspondence not forwarded will be retained for one year, and any director may request the secretary to forward any and all such communications to the directors.
Director Attendance at Annual Meetings of Shareholders
The Company does not have a policy with regard to attendance by board members at the Annual Meeting of Shareholders. All board members attended the Company’s 2017 Annual Meeting of Shareholders.
Director Education
New directors attend an orientation session that introduces them to the Company’s operations and to the members of management. Thereafter, directors are informed on a regular basis of various director educational programs offered by governance and director organizations. The Company pays for the continuing education of its directors. The director orientation policy is reviewed by the nominating & governance committee annually.
Director Independence
The Board has determined that, with the exception of Richard A. Boehne, former President and Chief Executive Officer, and Adam P. Symson, current President and Chief Executive Officer, all of the directors and nominees for director are independent under the standards established by the New York Stock Exchange. All of the members of the nominating & governance committee, audit committee and compensation committee are independent under such standards.
Director Independence — Audit Committee
The Board has determined that none of the current members of the audit committee has any relationship with the Company that could interfere with his or her exercise of independence from management and the Company. Each of the members satisfies the definitions of independence set forth in the rules promulgated under the Sarbanes-Oxley Act and in the listing standards of the New York Stock Exchange. The board determined that each member of the committee is financially literate as defined under the current NYSE rules and that Mr. Quin is an audit committee financial expert as defined in the Securities and Exchange Commission rules adopted under the Sarbanes-Oxley Act. Ms. Williams, who will become chair of the audit committee following the Annual Meeting, is an audit committee financial expert as so defined.
Director Independence — Controlled Company Status
The New York Stock Exchange requires listed companies to have a majority of independent directors on their boards and to ensure that their audit committee, compensation committee and nominating & governance committee are composed entirely of independent directors as well. A company that qualifies as a “controlled company” does not have to comply with these independence rules so long as it discloses to shareholders that the company qualifies as a “controlled company” and that it is relying on this exemption in not having a majority of independent directors on the board or not having audit, compensation, and nominating & governance committees comprised entirely of independent directors. A “controlled company” is a listed company of which more than 50 percent of the voting power is held by an individual, a group, or another company. The Signatories to the Scripps Family Agreement hold a majority of the Company’s outstanding Common Voting Shares. As such, the Company qualifies as a “controlled company” and may rely on the NYSE exemption. The Company is not relying at present on that exemption.
Director Nominations
The nominating & governance committee will consider any candidate recommended by the shareholders of the Company in light of the committee’s criteria for selection of new directors. If a shareholder wishes to recommend a candidate, he or she should send the recommendation, with a description of the candidate’s qualifications, to: Chair, Nominating & Governance Committee, c/o Ms. Julie L. McGehee, The E.W. Scripps Company, 312 Walnut Street, Suite 2800, Cincinnati, Ohio 45202 or at secretary@scripps.com. In the past, the committee has hired an independent consultant to assist with the identification and evaluation of director nominees and may do so in the future.
Director Qualifications and Diversity
When selecting director nominees, the nominating & governance committee considers requirements of applicable law and listing standards, as well as the director qualification standards highlighted in the Company’s corporate governance principles. The committee is responsible for reviewing with the board the requisite skills and characteristics of board candidates as well as the diversity and composition of the board as a whole. A person considered for nomination to the board must be a person of high integrity. Other factors considered are independence, age, gender, skills, industry knowledge and experience in the context of the needs of the board. The board does not have a formal diversity policy. The nominating & governance committee makes recommendations to the board regarding the selection of director nominees.

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For each director nominated for election at the Company’s 2018 Annual Meeting of Shareholders, the board considered each of the factors highlighted in the preceding paragraph, and the nominees’ biographical information and work experience and determined that, if elected, the nominees would enable the board as a whole to perform its duties in an efficient and effective manner. Among other things, all of the nominees bring integrity and good business judgment to board discussions. More specifically, Mr. Ogden, Ms. Williams, Mr. Boehne, Mr. Conlin, Mr. Symson and Ms. Fine bring a working knowledge of the industry or have direct television or digital experience; Mr. Hayden is a retired chief executive officer; and Mr. Barmonde (Scripps family member), Ms. La Dow (Scripps family member and former employee of a subsidiary (from January 1989 to January 1995) of the Company) and Mr. Scagliotti (Scripps family member) bring to the board institutional knowledge and a thorough understanding of the Company’s history and vision.
The Company maintains a general retirement age for directors who are not signatories to the Scripps Family Agreement of 72 with two optional, one-year extensions, with approval from the full Board.
Director Service on Other Audit Committees
None of the Company’s directors currently serves on the audit committees of more than three public companies.
Risk Oversight — the Board’s Role
Risk oversight is a key responsibility of the Board, the fulfillment of which is of primary importance to the Company. Through its periodic review of the Company’s business strategies, the board assesses management’s perception of and tolerance for risk and advises on the appropriate level of risk for the Company. The audit committee of the Board reviews and discusses the Company’s risk assessment and risk management policies with management on a quarterly basis. The Company’s governance, enterprise risk management and compliance (“GRC”) committee reports quarterly to the audit committee, and the committee’s written risk management report is included in the board’s quarterly meeting materials. The GRC committee is chaired by the Company’s General Counsel (chief compliance officer), who reports directly to the audit committee on compliance matters, and its members are division leaders and heads of key functional areas such as finance, human resources and information technology.

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AUDIT COMMITTEE MATTERS
Responsibilities
The audit committee is comprised solely of independent directors and, among other things, is responsible for the following reviews, approvals and processes.

•	The engagement of the Company’s independent auditors.

•	The determination as to the independence and performance of the independent auditors.

•	The determination as to the performance of the internal auditors.

•	Review of the scope of the independent audit and the internal audit plan.

•	Pre-approval of audit and non-audit services.

•	Review of disclosure controls and procedures.

•	Review of management’s annual report on internal controls over financial reporting.

•	Review of annual and quarterly Securities and Exchange Commission filings.

•	Review of communications required to be reported to the committee by the independent auditors.

•	Review of certain regulatory and accounting matters with internal and independent auditors.

•	Consultation with independent auditors.

•	Preparation of its report for the proxy statement.

•	Committee performance evaluation.

•	Review of policies for employing former employees of the independent auditors.

•	Review of financial “whistleblowing” complaints.

•	Review of legal and regulatory compliance.

•	Review of enterprise risk issues.

•	Review of certain transactions with directors and related parties.
In discharging its oversight responsibility as to the audit process, the audit committee reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2017, with the Company’s management, including a discussion of the quality, not just the acceptability, of the accounting principles; the reasonableness of significant judgments; and the clarity of disclosures in the financial statements. The committee also discussed with the Company’s internal auditor, and with Deloitte & Touche LLP, and its subsidiaries and affiliates (“Deloitte”), the Company’s independent registered public accounting firm for the year ended December 31, 2017, the overall scope and plan for their respective audits. The committee meets with the internal auditor and Deloitte, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.
Independence of the External Auditors
The Audit Committee has established a pre-approval policy and procedures for audit, audit-related and tax services that can be performed by the independent auditors without specific authorization from the committee subject to certain restrictions. The policy sets out the specific services pre-approved by the committee and the applicable limitations, while ensuring the independence of the independent auditors to audit the Company’s financial statements is not impaired.
Service Fees Paid to the Independent Registered Public Accounting Firm
The following table sets forth fees for all professional services rendered by Deloitte to the Company for the years ended December 31, 2017, and December 31, 2016.

	2017	2016
Audit fees	$1,383,909	$1,304,448
Audit-related fees	89,778	56,282
Total audit and audit-related fees	1,473,687	1,360,730
Tax fees	—	14,625
Total fees	$1,473,687	$1,375,355

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Services Provided by Deloitte
All services provided by Deloitte are permissible under applicable laws and regulations. The Company has adopted policies and procedures for pre-approval of services by Deloitte. The fees paid to Deloitte shown in the table above were all pre-approved in accordance with these procedures and include:
Audit Fees — These are fees for professional services performed by Deloitte for the audit of the Company and certain subsidiary companies, review of financial statements included in the Company’s quarterly 10-Q filings, and services that are normally provided in connection with statutory and regulatory filings or engagements.
Audit-Related Fees — These are fees for assurance and related services performed by Deloitte that are reasonably related to the performance of the audit or review of the Company’s financial statements. This includes: employee benefit and compensation plan audits; due diligence related to mergers and acquisitions; audits and reviews associated with registration statements related to mergers and acquisitions; other attestations by Deloitte, including those that are required by statute, regulation or contract; and consulting on financial accounting/reporting standards and controls.
Tax Fees — These are fees for professional services performed by Deloitte with respect to tax compliance and tax returns. This includes review of original and amended tax returns for the Company and its consolidated subsidiaries; refund claims, payment planning/tax audit assistance; tax compliance for employee benefit plans; and tax work stemming from “Audit-Related” items.
These services are actively monitored (both spending level and work content) by the audit committee to maintain the appropriate objectivity and independence in Deloitte’s core work, which is the audit of the Company’s consolidated financial statements. The committee concluded that Deloitte’s provision of audit and non-audit services to the Company and its affiliates is compatible with Deloitte’s independence.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
In connection with the financial statements for the fiscal year ended December 31, 2017, the audit committee has:

(1)	reviewed and discussed the audited financial statements with management; and

(2)	discussed with Deloitte the matters required to be discussed as pursuant to auditing standards adopted by the Public Company Accounting Oversight Board; and

(3)
received the written disclosures and letter from Deloitte required by applicable requirements of the Public Accounting Oversight Board regarding Deloitte’s communication with the audit committee concerning independence, and has discussed with Deloitte, Deloitte’s independence.

Based upon these reviews and discussions, the audit committee recommended to the board that the audited financial statements be included in the Company’s annual report on Form 10-K for the year ended December 31, 2017, for filing with the Securities and Exchange Commission.

The Audit Committee

J. Marvin Quin, Chair
Kelly P. Conlin
John W. Hayden
Kim Williams

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COMPENSATION COMMITTEE REPORT
The Compensation Committee of the Company’s Board (collectively, the “Committee”) has submitted the following report for inclusion in this Proxy Statement:
Our Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management. Based on our Committee’s review of and the discussions with management with respect to the Compensation Discussion and Analysis, our Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, for filing with the Securities and Exchange Commission.
The foregoing report is provided by the following directors, who constitute the Committee:

The Compensation Committee

Roger L. Ogden, Chair
Anne M. La Dow
Peter B. Thompson
Kim Williams

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COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis explains the Company’s compensation program for our named executive officers. The Company’s named executive officers for 2017 were:

Name	Title
Adam P. Symson	President and Chief Executive Officer
Richard A. Boehne	Former President and Chief Executive Officer
Lisa A. Knutson	Executive Vice President and Chief Financial Officer
Timothy M. Wesolowski	Former Executive Vice President and Chief Financial Officer
Brian G. Lawlor	President, Local Media
William Appleton	Executive Vice President and General Counsel
Douglas F. Lyons	Senior Vice President, Controller and Treasurer
EXECUTIVE SUMMARY
2017 Compensation Highlights
We operate in a highly competitive and rapidly changing industry and we continue to evolve our business to meet the ever-changing needs of the media consumer and advertiser. In light of the above, the Committee made the following changes to our executive compensation program during 2017:

Compensation Actions in 2017
Base Salary	●
As part of the annual performance review process, the Committee authorized increases in base salary levels for Ms. Knutson, Messrs. Wesolowski, Lawlor, Appleton and Lyons of 7.1%, 1.4%, 1.5%, 1.4%, and 1.5% respectively, which also helps to align their base salaries with market levels.

●
Effective August 8, 2017, the Committee increased Mr. Symson’s base salary from $600,000 to $880,000 in connection with his appointment to President and Chief Executive Officer. Effective August 7, 2017, the Committee increased Ms. Knutson’s base salary from $450,000 to $550,000 in connection with her expanded duties as Chief Strategy Officer and head of Corporate Development and Mr. Lawlor’s base salary from $541,000 to $600,000 in connection with his expanded duties. Effective November 7, 2017, the Committee increased Mr. Lyons’ base salary from $312,113 to $325,000 in connection with his expanded duties and appointment to Senior Vice President.

Annual Incentive	●
As part of the annual performance review process, the Committee increased the target annual incentive opportunities for Ms. Knutson, Mr. Wesolowski and Mr. Appleton to 60% of base salary to align their total target cash compensation with market levels.

●
Effective August 8, 2017, the Committee increased Mr. Symson’s target annual incentive opportunity, from 70% to 95%, in connection with his appointment to President and Chief Executive Officer. Effective November 7, 2017, the Committee increased Mr. Lyons’ target annual incentive opportunity, from 40% to 50% in connection with his expanded duties and appointment to Senior Vice President.

Long-Term Incentive Levels	●
As part of the annual performance review process, the Committee increased the long-term incentive opportunity levels for Mr. Symson by 9.1% and Ms. Knutson and Mr. Appleton by 11.8% in order to better align their total direct compensation opportunities with market levels.

Retention Grants	●	In connection with Mr. Lyons’ expanded duties and appointment to Senior Vice President, the Committee approved a retention grant of time-based RSUs to Mr. Lyons with a value of $300,000.

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Objectives of our Compensation Program
Our Compensation Policies and Practices
The Committee has implemented certain compensation policies and practices that are intended to promote the compensation objectives listed above and align our compensation with industry practices.

What we do …
●
Impose Stock Ownership Guidelines. Our stock ownership policy requires our executive officers to hold a minimum level of our Class A Common Shares so that each executive has personal wealth tied to the long-term success of the Company and, therefore, has interests that are aligned with those of our shareholders.

●
Maintain a Clawback Policy. We maintain a clawback policy, under which we require the reimbursement of any incentive compensation if the payment was predicated upon financial results that were subsequently the subject of a restatement caused by the recipient’s fraud or misconduct.

●
Minimize Compensation Risks. We annually review our compensation program to confirm that our policies and practices are not creating excessive or inappropriate risks. We believe that our compensation program provides an appropriate balance between current and long-term performance objectives, cash and equity compensation, and risks and rewards associated with executive roles. Further, we provide annual incentive opportunities that are based on balanced performance metrics to promote disciplined progress toward advancing our business objectives. All payouts for named executive officers are capped at a pre-established percentage of base salary.

●
Review Share Utilization. We annually review overhang levels (the dilutive impact of equity awards on our shareholders) and run rates (the aggregate shares awarded as a percentage of total outstanding shares).

●
Retain an Independent Consultant. The Committee retains an independent consultant to provide advice in the development of our executive compensation strategy and program. The Committee, with the assistance of the independent consultant, regularly evaluates the compensation practices of our peer companies to confirm that our compensation programs are consistent with market practice.

●
Prohibit Hedging or Pledging Transactions. We recently updated our insider trading policy to prohibit our employees, officers and directors from engaging in any hedging or pledging transactions with our stock.

Variable and Equity Based Compensation
A meaningful portion of our named executive officers’ compensation consists of short-term incentives (“STI”) and long-term incentives (“LTI”). Our STI opportunities are provided under an annual incentive program, the payout of which is dependent on corporate and/or divisional performance. In 2017, our LTI opportunities were provided through time-based and performance-based RSUs that vest over four years (three years for Mr. Lyons).

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The charts below illustrate the elements of the target total direct compensation opportunities provided to our named executive officers. As evidenced by the charts, a significant portion of our target total direct compensation consisted of STI and LTI opportunities. These charts reflect the adjustments made to total direct compensation levels in August 2017 and November 2017, and the retention grant awarded to Mr. Lyons.
CORE COMPENSATION ELEMENTS
The following is a brief summary of each element of the core compensation program for our named executive officers.
Base Salary
We provide competitive base salaries to attract and retain key executive talent. During the annual performance review process in 2017, base salaries for our named executive officers were increased, effective January 1, 2017, for the reasons set forth in the Executive Summary, with the exception of Mr. Lyons' base salary, which was effective on March 13, 2017.

Name	2016 Base Salary	2017 Base Salary	% Increase
Mr. Symson	$600,000	$600,000	0%
Mr. Boehne	$975,000	$975,000	0%
Ms. Knutson	$420,000	$450,000	7.1%
Mr. Wesolowski	$485,000	$492,000	1.4%
Mr. Lawlor	$533,000	$541,000	1.5%
Mr. Appleton	$420,000	$426,000	1.4%
Mr. Lyons	$307,500	$312,113	1.5%

Effective August 8, 2017, the Committee increased Mr. Symson’s base salary from $600,000 to $880,000 in connection with his appointment to President and Chief Executive Officer. Effective August 7, 2017, the Committee increased Ms. Knutson’s salary from $450,000 to $550,000 in connection with her expanded duties as Chief Strategy Officer and head of Corporate Development and Mr. Lawlor’s base salary from $541,000 to $600,000 in connection with his expanded duties. Effective November 7, 2017, the Committee increased Mr. Lyons’ base salary from $312,113 to $325,000 in connection with his expanded duties and appointment to Senior Vice President.
Annual Incentive
The Company maintains an annual incentive program, under which our named executive officers are eligible to receive annual cash payments based on the extent to which certain operational goals are achieved.
During the annual performance review process, the Committee increased the target annual incentive opportunities for Ms. Knutson, Mr. Wesolowski and Mr. Appleton to 60% of base salary for the reasons set forth in the Executive Summary. The target annual incentive opportunities for the other named executives remained unchanged.

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Name	Target Opportunity (as % of Base Salary)
Mr. Symson	70%
Mr. Boehne	95%
Ms. Knutson	60%
Mr. Wesolowski	60%
Mr. Lawlor	60%
Mr. Appleton	60%
Mr. Lyons	40%

Effective August 8, 2017, the Committee increased Mr. Symson’s target annual incentive opportunity, from 70% to 95%, in connection with his appointment to President and Chief Executive Officer. Effective November 7, 2017, the Committee increased Mr. Lyons’ target annual incentive opportunity, from 40% to 50% in connection with his expanded duties and appointment to Senior Vice President.
2017 Annual Incentive Plan
In February 2017, the Committee established an annual incentive program for the year for the named executive officers. This program was based on free cash flow and revenue goals based on the business plan for the Company as set forth below. Our free cash flow and revenue targets depend in part on anticipated advertising levels for the year.  Advertising revenues increase significantly during even-numbered years when local, state and federal elections occur.  In addition, every four years, political spending typically is elevated due to the presidential election.  Because of these political election cycles, we usually see a significant difference in our operating results when comparing performance in even-numbered years to odd numbered years.
Consistent with past practice, our free cash flow and revenue targets for 2017 (an odd numbered year) were set below actual results for 2016 (an even numbered year) to reflect the nature of political spending.
The following tables set forth the free cash flow and revenue targets for 2017 and the related achievement levels.

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The 2017 annual incentive program payouts for the performance period are calculated as follows:

Free Cash Flow* (in millions)	Threshold (50% Payout)	Target (100% Payout)	Maximum (150% Payout)	Actual Results	Payout Level
Company	$81.1	$101.4	$121.7	$98.5	93%
*Straight line interpolation is used for performance between threshold, target, and maximum levels.

Revenue* (in millions)	Threshold (50% Payout)	Target (100% Payout)	Maximum (150% Payout)	Actual Results	Payout Level
Company	$836.3	$929.2	$1,022.1	$894.6	81%
Market — Broadcast	$787.5	$875.0	$962.5	$847.9	85%
*Straight line interpolation is used for performance between threshold, target, and maximum levels.

Performance Goal	Definition
Company Free Cash Flow
Consolidated operating income, as reported in the Company’s Annual Report on Form 10-K for the period ending December 31, 2017 (“Annual Report”), excluding depreciation, amortization of intangible assets, impairment charges for property, equipment or intangible assets, restructuring charges, expenses incurred in association with a business acquisition and any amounts recorded for pension expense, less additions to property, plant and equipment, each as listed in our the Annual Report, and excluding any amounts recorded for the annual incentive earned under the Plan; provided that consolidated operating income shall also be adjusted to remove the revenues and segment profit of any business acquired during the performance period. In addition, operating results and capital expenditures associated with the adoption of ATSC 3.0, the FCC repack and any newly formed programming ventures with third parties shall also be excluded for the performance period.

Company Revenues	Consolidated operating revenue, as reported in the Annual Report for the performance period, adjusted to remove the revenues of any business acquired during the performance period.
Broadcast Market Revenues	All revenues earned in any market in which we operate a television or radio station for the performance period, adjusted to remove the revenues of any business acquired during the performance period.
Based on the performance results as outlined in the tables above, the payout level for each named executive officer under the 2017 annual incentive program was as follows:

Name	Payout Level
Mr. Symson	90.0%
Mr. Boehne	90.0%
Ms. Knutson	90.0%
Mr. Wesolowski	90.0%
Mr. Lawlor	91.0%
Mr. Appleton	90.0%
Mr. Lyons	90.0%

For more information on the 2017 annual incentive opportunities for our named executive officers, please refer to the “2017 Grants of Plan-Based Awards” section of this proxy statement. The amount of the annual incentive earned for 2017 is set forth in the Non-Equity Incentive Plan Compensation column of the “2017 Summary Compensation Table” of this proxy statement.
Long-Term Incentive
The Committee believes that a competitive long-term incentive program is an important component of total compensation because it: (i) enhances the retentive value of our compensation; (ii) rewards executives for increasing our stock price and developing long-term value; and (iii) provides executives with an opportunity for stock ownership to align their interests with those of our shareholders.

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Long-Term Incentive Opportunities
In 2017, the long-term incentive opportunities for Mr. Symson, Ms. Knutson and Mr. Appleton were increased for the reasons set forth in the Executive Summary. The long-term incentive opportunity for Mr. Boehne and the other executives remained unchanged.

Target Long-Term Incentive Award Value
Name	2016	2017	% Increase
Mr. Symson	$550,000	$600,000	9.1%
Mr. Boehne	$2,000,000	$2,000,000	0%
Ms. Knutson	$425,000	$475,000	11.8%
Mr. Wesolowski	$550,000	$550,000	0%
Mr. Lawlor	$550,000	$550,000	0%
Mr. Appleton	$425,000	$475,000	11.8%
Mr. Lyons	$130,000	$130,000	0%

Under the 2017 long-term incentive program, the incentive opportunities were provided in the form of time-based RSUs and performance-based RSUs as follows:
The performance-based RSUs were contingent upon the Company achieving a target free cash flow goal of $101.4 million from January 1, 2017 to December 31, 2017, and were to be paid out at the level detailed in the table below if 80% or more of the goal was reached:

% of Target Free Cash Flow Achieved	Payout Level
Below 80%	0%
80%	80%
90%	90%
100% or more	100%
Our actual Company-wide free cash flow for 2017 was $98.5 million (compared to a target of $101.4 million) or a 97% achievement level, meaning that 97% of the performance-based restricted share units for our named executive officers were earned.
The long-term incentive grants are intended to foster employee stock ownership, align the interests of management with those of our shareholders, and enhance our retention program. Moreover, the time-based awards, combined with the Company’s stock ownership requirements, are intended to provide a direct incentive for our management to build sustained, long-term shareholder value.

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Retention Grants
Effective October 2, 2017, the Committee approved a special retention incentive of time-based RSUs for Mr. Lyons in connection with his expanded duties and appointment to Senior Vice President. The value of the grant to Mr. Lyons was $300,000. This retention grant vests in three equal installments on the anniversary of the date of the grant, with accelerated vesting in the event of death, disability or change in control.
Equity Grant Practices
The Committee typically approves annual equity awards at its February meeting, which is usually set two years in advance. The annual equity awards were granted March 14, 2017.
In order to mitigate the impact of fluctuations in our stock price, award values are converted into a number of shares by dividing the applicable dollar value of the long-term incentive opportunity by the average of the closing per-share price of our Class A Common Shares for the 30 trading days immediately preceding and including the effective date of the equity award. The Committee does not grant equity compensation awards in anticipation of the release of material, nonpublic information. Similarly, the Company does not time the release of material, nonpublic information to coincide with equity award grant dates.
Additional Information
For more information on the equity awards granted to our named executive officers in 2017, please refer to the “2017 Grants of Plan-Based Awards” table in this proxy statement. For information about the total number of equity awards outstanding as of the end of 2017 with respect to each named executive officer, please refer to the “2017 Outstanding Equity Awards at Fiscal Year-End” tables of this proxy statement.
ADDITIONAL COMPENSATION POLICIES AND PRACTICES
In addition to the core compensation program described above, we utilize several other compensation policies and practices that further our strategic objectives, promote sound governance practices, and deliver pay-for-performance.
Incentive Compensation Recoupment Policy
We have adopted a clawback policy in order to support the accuracy of our financial statements and align our executives’ long-term interests with those of our shareholders. Under this policy, each officer must repay, as directed by the Board, any annual incentive or other performance-based award received by him or her, if (i) the payment of such compensation was based on the achievement of financial results that were later the subject of a restatement of our financial statements; and (ii) the Committee determines that the officer’s fraud or misconduct caused or contributed to the need for the restatement.
Stock Ownership Requirements
The Committee maintains stock ownership targets for our named executive officers to achieve. For this purpose, the shares may be owned directly, in trust, or through any unvested time-based or earned performance-based restricted share units. The ownership guidelines were implemented to encourage named executive officers to maintain a meaningful equity interest in the Company and a shared commitment in value creation. We believe the equity ownership interests that result from our stock ownership guidelines will enhance the motivation of our executives. All of our named executive officers have maintained their required level of ownership except for Mr. Symson who has until August 2022 to meet his required level due to his promotion in August 2017.

Name	Ownership Guideline (multiple of base salary)	Target Number of Shares (based on 1/31/2018 price of $16.01)	Actual Ownership (as of 1/31/2018)
Mr. Symson	3x	164,897	116,993
Ms. Knutson	2x	69,332	110,664
Mr. Lawlor	2x	74,953	196,887
Mr. Appleton	2x	53,217	165,109
Mr. Lyons	2x	40,600	47,810
Post Employment Benefits
The Committee believes it is important to provide the executive officers, including named executive officers, with benefits that are in addition to those generally provided to its employees. As a result:

•
We supplement the pension plan for executives who began employment prior to July 1, 2008, and whose pay exceeds the Internal Revenue Service (“IRS”) limitations, through the Scripps Supplemental Executive Retirement Plan (“SERP”). The Company froze the accrual of credited service (but not vesting service) in the pension plan and SERP effective June

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30, 2009, and froze all compensation accruals after 2014. For more information on the pension plan and the SERP, please refer to the “2017 Pension Benefits” table of this proxy statement.

•
Named executive officers may defer specified portions of their compensation under the Executive Deferred Compensation Plan and receive matching contributions, in each case in excess of what they are able to defer under our 401(k) plan due to IRS limitations. For more information about the Executive Deferred Compensation Plan, please refer to the “2017 Nonqualified Deferred Compensation” table of this proxy statement.

•
Under the Transition Credit Plan, “excess” age and service credits were made on behalf of named executive officers whose contributions under the 401(k) plan were subject to limits imposed by the Internal Revenue Code. The Transition Credit Plan was effective from 2011 through 2015. For more information about the Transition Credit Plan, please refer to the “2017 Non-Qualified Deferred Compensation” table of this proxy statement.

Health, Welfare and Other Personal Benefits
The named executive officers are entitled to participate in all health, welfare, fringe benefit and other arrangements generally available to other employees. The Company may also provide its officers, including its named executive officers, with limited additional perquisites and other personal benefits. For example, named executive officers are provided a financial planning benefit. Additionally, the named executive officers are eligible for an annual executive physical. Typically, the majority of the cost associated with this benefit is covered under the established health care plans; however, if certain tests or procedures are not covered, the Company will pay the difference.
For more information about the perquisites provided in 2017 to each named executive officer, please refer to the “All Other Compensation” column of the “2017 Summary Compensation Table” of this proxy statement.
Employment Agreements, Executive Severance Plan and Change in Control Plan
The Committee believes severance protections convey the Company’s commitment to each named executive officer while offering flexibility for any potential changes in compensation or duties. Accordingly, the Company provides severance protections for named executive officers under an employment agreement (for Mr. Symson only), the Executive Severance Plan and the Change in Control Plan.
Employment Agreement
We maintain an employment agreement with Mr. Symson that expires on August 8, 2020, subject to successive automatic one-year renewals unless notice of non-renewal is provided by either party. The term will be extended two years in the event of a change of control of the Company. The agreement provides for severance benefits in the event of an involuntary termination of employment without “cause” or a termination for “good reason,” death or disability, as more fully described in the “Potential Payments Upon Termination or Change in Control” section of this proxy statement.
Letter Agreement
Mr. Boehne served as a non-executive chairman of the Board following his retirement. On July 10, 2017, the Board approved a letter agreement with Mr. Boehne which set forth the terms and conditions of his continued service as non-executive chairman. Mr. Boehne received a special retainer of $100,000 for fiscal year 2017 for his service as non-executive chairman (in addition to any other retainers and meeting fees under the Company’s compensation program for non-employee directors). Thereafter, Mr. Boehne will received an annualized rate of $120,000 for any subsequent fiscal year. Mr. Boehne will also be entitled to receive subsidized premiums under the Company’s group health and dental plan for eighteen (18) months.
Executive Severance Plan
Each of the named executive officers, other than Mr. Symson and Mr. Boehne, participate in the Executive Severance Plan. Upon an involuntary termination without “cause,” the covered executives are entitled to: (i) a pro-rated annual incentive, based on actual performance for the entire year; (ii) a severance payment equal to one times base salary and target annual incentive; (iii) accelerated vesting of Company equity awards (with performance-based awards paying out based on actual performance results for the entire performance period); and (iv) continued payment of monthly health care premiums for up to one year (subject to reduction if the participant becomes re-employed). The Company may amend or terminate the plan at any time, without notice or participant consent. In connection with his separation of service from the Company on October 2, 2017, Mr. Wesolowski received severance benefits under the Executive Severance Plan.
Change in Control Plan
Each of the named executive officers is provided change in control protections under the Senior Executive Change in Control Plan (the “Change in Control Plan”). This plan provides benefits on a “double trigger,” meaning the severance benefits are due only if the Company terminates the executive’s employment without “cause” or the executive terminates his employment for “good

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reason,” in either case within a two-year period following a change in control. Named executive officers would be entitled to a tax gross-up for any excise taxes imposed on the severance benefits.
The Committee believes that the occurrence, or potential occurrence, of a change in control transaction will create uncertainty regarding the continued employment of our named executive officers. The Change in Control Plan allows our named executive officers to focus on the Company’s business and objectively evaluate any future proposals during potential change in control transactions without being distracted by potential job loss. It also enhances retention following a change in control, as the severance benefits are payable only if the executive incurs a qualifying termination within a certain period following a change in control, rather than merely as a result of the change in control.
All equity awards held by our named executive officers would immediately vest upon a change in control. Unlike the cash severance described above, the accelerated vesting is not contingent upon a qualifying termination within a certain period following a change in control. This “single trigger” is appropriate because the Company’s equity may change in the event of a change in control and the Committee believes our named executive officers should have the same opportunity to realize value in a change in control transaction as public shareholders.
Additional Information
Please refer to the “Potential Payments Upon Termination or Change in Control” section of this proxy statement for information regarding potential payments and benefits, if any, that each named executive officer is entitled to receive upon certain terminations of employment or in connection with a change in control.
COMPENSATION CONSULTANT AND PEER GROUP
Independent Compensation Consultant
For purposes of developing and reviewing our 2017 executive compensation strategy and programs, the Committee directly retained Exequity, LLP (“Exequity”). Exequity reports directly to the Committee and served at the sole discretion of the Committee. It did not perform any other services for the Company. The Committee assessed the independence of Exequity pursuant to Securities and Exchange Commission rules and concluded that no conflict of interest existed that would prevent Exequity from independently advising the Committee.
We believe that our compensation program should remain competitive in order to attract and retain key executive talent. Therefore, as part of its engagement, Exequity provided information to the Committee about the target market compensation levels, pay mix and overall design for the components of total direct compensation based on the pay practices of companies in our compensation peer group.
Compensation Peer Group
Our compensation peer group consists of broadcast and other media companies identified through a quantitative analysis as being comparable across a range of operational and market-based performance measures. We review our compensation peer group annually based on the Company’s current strategic direction, size and market for competitive talent.

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The 2017 peer group, used in conjunction with 2017 compensation decisions, consisted of the following companies:
COMPENSATION PEER GROUP
Revenue Comparison*
(in millions)

*Revenue values are based on 2015 revenues (most current annual revenue data available when 2017 compensation decisions were made).
During 2017, the Company reviewed the peer group to be used in conjunction with 2018 compensation decisions and made three changes:

•	Crown Media Holdings, Inc., taken private by Hallmark Cards in May 2016, has been removed from the peer group.

•	Starz, acquired by Lions Gate Entertainment Corp. in December 2016, has been removed from the peer group.

•	Urban One, Inc. has been added to the peer group.
SAY-ON-PAY-VOTE
As in previous years, our holders of Common Voting Shares continued to show strong support for our executive compensation program by approving the compensation of our named executive officers at our 2017 Annual Meeting. The Committee views the support of our holders of Common Voting Shares as a strong endorsement of our compensation program and our emphasis on a pay-for-performance culture.
TAX IMPLICATIONS
In structuring our executive compensation program, the Committee takes into account the tax treatment of our compensation arrangements.  For example, the Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code (“Section 162(m)”).  Section 162(m) generally provides that the Company may not deduct compensation paid to a “covered employee” (generally our named executive officers serving on the last day of the year other than the chief financial officer) to the extent it exceeds $1 million.   Qualified performance-based compensation paid pursuant to shareholder approved plans is not subject to the $1 million deduction limit, provided that certain requirements are satisfied.
In making compensation decisions in 2017 and prior years, the Committee often sought to structure our annual incentive program and performance-based restricted shares with the intention that they would be exempt from the $1 million deduction limit as “qualified performance-based compensation.”  However, the Committee never adopted a policy that would have required all compensation to be deductible, because the Committee wanted to preserve the ability to pay compensation to our executives in appropriate circumstances, even if such compensation would not be deductible under Section 162(m).
The Tax Cuts and Jobs Act, which was enacted on December 22, 2017, includes a number of significant changes to Section 162(m), such as the repeal of the qualified performance-based compensation exemption and the expansion of the definition of “covered employees” (for example, by including the chief financial officer and certain former named executive officers as covered employees).

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As a result of these changes, except as otherwise provided in the transition relief provisions of the Tax Cuts and Jobs Act, compensation paid to any of our covered employees generally will not be deductible in 2018 or future years, to the extent that it exceeds $1 million.
The Company has taken steps that it deemed appropriate with the intention of preserving the deductibility of certain compensation arrangements that were in place as of November 2, 2017 under the applicable transition rules.  However, due to uncertainties regarding the scope of transition relief under the Tax Cuts and Jobs Act, there can be no guarantee that any compensation paid to our covered employees after 2017 will be or remain exempt from Section 162(m).

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2017 Summary Compensation Table
The following Summary Compensation Table provides information regarding the compensation earned in 2017, 2016 and 2015 by our named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)
Adam P. Symson	2017	701,231	—	634,168	527,760	51,915	47,081	1,962,155
President & Chief	2016	444,519	—	1,230,435	188,875	25,213	34,687	1,923,729
Executive Officer	2015	410,000	200,000	385,783	218,515	—	50,213	1,264,511
Richard A. Boehne	2017	691,750	—	2,113,930	500,175	393,071	200,721	3,899,647
Former President & Chief	2016	975,000	—	1,888,130	581,222	313,408	81,386	3,839,146
Executive Officer	2015	850,000	—	1,928,961	1,002,185	22,993	189,340	3,993,479
Lisa A. Knutson	2017	486,538	—	502,040	264,748	33,899	32,155	1,319,380
Executive Vice President/	2016	420,000	—	1,197,775	131,775	17,302	33,711	1,800,563
Chief Financial Officer	2015	410,000	200,000	385,783	254,425	—	66,633	1,316,841
Timothy M. Wesolowski	2017	428,482	—	581,294	200,170	—	826,819	2,036,765
Former Executive Vice	2016	485,000	—	979,140	152,169	—	31,043	1,647,352
President/Chief Financial Officer	2015	410,000	200,000	385,783	254,425	—	44,602	1,294,810
Brian G. Lawlor	2017	562,558	—	581,294	308,360	207,750	13,813	1,673,775
President, Local Media	2016	533,000	—	1,530,089	200,675	101,292	16,592	2,381,648
	2015	500,000	200,000	385,783	311,687	—	50,064	1,447,534
William Appleton	2017	426,000	—	502,040	230,040	3,273	30,068	1,191,421
Executive Vice President/	2016	420,000	—	799,493	131,775	—	[X]	1,351,268
General Counsel	2015	410,000	200,000	385,783	254,425	—	87,862	1,338,070
Douglas F. Lyons	2017	312,486	—	450,634	117,144	149,366	24,033	1,053,663
Senior Vice President/	2016	305,769	—	122,718	87,823	[X]	[X]	516,310
Controller and Treasurer	2015	296,145	100,000	108,499	136,783	[X]	[X]	641,427

(1)	Represents a discretionary cash incentive paid for the successful negotiation and closing of the merger and spin-off transactions with Journal Communications, Inc.

(2)
Represents the aggregate grant date fair value, as determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation (“FASB ASC Topic 718”), of time-based and performance-based restricted share units in the applicable year, disregarding the impact of estimated forfeitures. See footnote 18 of the Consolidated Financial Statements contained in our Annual Report on Form 10-K for the year ended December 31, 2017 (“2017 Annual Report”), for an explanation of the assumptions made in the valuation of the awards. The Company met the performance metrics necessary for a 97% payout of the performance-based restricted share units granted in 2017, therefore 3% of the performance-based restricted share units were forfeited. The Company did not meet the performance metrics necessary for payout of the performance-based restricted share units granted in 2016 and those awards were forfeited.

(3)	Represents the annual incentive earned in the applicable year.

(4)
Represents the increase in the present value of the accumulated benefits under the pension plan, the Scripps Supplemental Executive Retirement Plan (SERP) and in the case of Mr. Boehne, the Cincinnati Newspaper Guild and Post Retirement Income Plan, for the applicable year. The increase in pension value is attributable to a decrease in discount rates in 2017 and 2016 (except for Mr. Appleton who had a decrease in value of $726). In 2015, the values in these plans decreased for Mr. Symson ($11,624); Ms. Knutson ($5,033); Mr. Lawlor ($28,385); Mr. Appleton ($5,001); and Mr. Lyons ($X) due to an increase in discount rates and a change in the mortality table. Our named executive officers did not accrue any preferential or above-market earnings on nonqualified deferred compensation. The Company froze service accruals in the pension plan and SERP effective June 30, 2009, and froze all compensation accruals after 2014. Mr. Wesolowski did not participate in these plans since he was hired after the freeze date.

(5)
Represents the perquisites and other benefits earned in the applicable year. The benefits for 2017 are outlined in the table below. For more information about these benefits, please refer to the Compensation Discussion and Analysis (“CD&A”) section of this proxy statement.

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Name	Financial Planning ($)(i)	Charitable Contributions ($)(ii)	Executive Physical ($)(iii)	Matching Contribution ($)(iv)	Severance Payments ($)(v)	Directors Compensation ($)(vi)	Total ($)
Mr. Symson	12,667	2,500	760	31,154	—	—	47,081
Mr. Boehne	15,000	—	—	44,379	16,467	124,875	200,721
Ms. Knutson	9,500	—	1,149	21,506	—	—	32,155
Mr. Wesolowski	11,000	—	879	13,044	801,896	—	826,819
Mr. Lawlor	3,863	500	—	9,450	—	—	13,813
Mr. Appleton	11,000	—	—	19,068	—	—	30,068
Mr. Lyons	9,500	—	696	13,837	—	—	24,033

(i)	Represents all amounts paid by the Company for financial planning services.

(ii)	Scripps Howard Foundation matches on a dollar-for-dollar basis up to $2,500 annually for charitable contributions made by the executives. This program is available to all employees.

(iii)	Represents the cost of the senior executive physical, if any, that is in excess of the cost of a physical covered under the Company’s general health plan.

(iv)	Represents the amount of all matching contributions made under the Company’s 401(k) plan and Executive Deferred Compensation Plan.

(v)
Represents the cash paid to executives in accordance with the provisions of the Executive Severance Plan (for Mr. Boehne, in accordance with his employment agreement). The amount for Mr. Boehne represents a cash payment for continued health care premiums. The amount for Mr. Wesolowski represents cash severance and a cash payment for continued health care premiums. In addition to the cash severance, Mr. Wesolowski also received accelerated vesting of his outstanding equity awards pursuant to the terms of the Executive Severance Plan. Please refer to the "2017 Stock Vested" table for the value of these awards.

(vi)
Mr. Boehne resigned from his position as President and CEO of the Company in August 2017, however, he remains Chairman of the Board and began receiving compensation as a board member following his resignation.

2017 Grants of Plan-Based Awards
The following table sets forth information for each named executive officer regarding annual incentive and restricted share unit awards granted during 2017.

Name	Grant Date	Approval Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Possible Payouts Under Equity Incentive Plan Awards(2)		All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock Awards ($)(4)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)
Mr. Symson	Annual Incentive		293,200	586,400	879,600
	3/14/2017	2/20/2017				8,892	11,116		253,667
	3/14/2017	2/20/2017						16,674	380,501
Mr. Boehne	Annual Incentive		277,875	555,750	833,625
	3/14/2017	2/21/2017				29,643	37,054		845,572
	3/14/2017	2/21/2107						55,581	1,268,358
Ms. Knutson	Annual Incentive		147,082	294,164	441,246
	3/14/2017	2/20/2017				7,040	8,800		200,816
	3/14/2017	2/20/2017						13,200	301,224
Mr. Wesolowski	Annual Incentive		111,206	222,411	333,617
	3/14/2017	2/20/2017				8,151	10,189		232,513
	3/14/2017	2/20/2017						15,284	348,781
Mr. Lawlor	Annual Incentive		169,429	338,857	508,286
	3/14/2017	2/20/2017				8,151	10,189		232,513
	3/14/2017	2/20/2017						15,284	348,781
Mr. Appleton	Annual Incentive		127,800	255,600	383,400
	3/14/2017	2/20/2017				7,040	8,800		200,816
	3/14/2017	2/20/2017						13,200	301,224
Mr. Lyons	Annual Incentive		65,080	130,160	195,240
	3/14/2017	2/20/2017				1,926	2,408		54,951
	3/14/2017	2/20/2017						3,612	82,426
	10/2/2017	10/2/2017						16,592	313,257

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(1)
Represents the annual incentive opportunities granted in 2017. The “Threshold,” “Target” and “Maximum” columns reflect the range of potential payouts when the performance goals were established. The threshold payout equals the percent of the target award that can be paid if all performance metrics are met at the threshold achievement level. The maximum equals 150 percent of the target award. The actual 2017 incentive award is set forth in the “Non-Equity Incentive Plan Compensation” column of the “2017 Summary Compensation Table” of this proxy statement.

(2)
Represents the performance-based restricted share units granted in 2017 under the Long-Term Incentive Plan. The "Target" column reflects the payout when the performance goal was established; the threshold level is 80% of target, however, there is no maximum payout level. Any units earned would be subject to a four year vesting schedule (three years for Mr. Lyons). The performance metric was met at 97%, therefore, 97% of the target performance shares were earned.

(3)
Represents the time-based restricted share units granted in 2017 under the Long-Term Incentive Plan and the retention awards granted to the named executive officers in 2017. The time-based restricted share units granted on March 14, 2017 vest in four equal, annual installments (three equal, annual installments for Mr. Lyons) for so long as the executive remains employed by the Company. Vesting accelerates upon the executive’s termination without cause, death, disability, or retirement, or in the event of a change in control. The time-based restricted share units granted as retention awards on October 2, 2017 for Mr. Lyons vest in three equal, annual installments on the anniversary of the date of the grant. Vesting accelerates only in the event of death, disability or change in control. The executives are entitled to dividend equivalents if and when dividends are paid on Class A Common Shares.

(4)	Represents the grant date fair value (market price), as determined in accordance with FASB ASC Topic 718, of each equity award listed in the table.
2017 Outstanding Equity Awards at Fiscal Year-End
The following tables set forth information for each named executive officer with respect to each award of time-based restricted share units that had not vested and remained outstanding as of December 31, 2017.

	Stock Awards
Name	Number of Shares or Units of Stock that have not Vested (#)(1)	Market Value of Shares or Units of Stock that have not Vested ($)(2)
Mr. Symson	87,949	1,374,643
Mr. Boehne	196,621	3,073,186
Ms. Knutson	83,210	1,300,572
Mr. Wesolowski	9,883	154,471
Mr. Lawlor	100,261	1,567,079
Mr. Appleton	63,803	997,241
Mr. Lyons	27,101	423,589

(1)
Represents the number of time-based restricted share units for each named executive officer outstanding as of December 31, 2017. Vesting is accelerated upon a termination without cause, death, disability, retirement or change in control, with the exception of the retention grants where vesting only accelerates in the event of death, disability or change in control. The vesting dates for outstanding restricted share units are as follows:

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Name	Grant Date	Total Number of Restricted Share Units Outstanding	Vesting Date
Mr. Symson	3/18/2014	3,192	3,192 on 3/9/2018
	5/26/2015	8,662	4,331 on 3/9/2018; 4,331 on 3/9/2019
	3/15/2016	13,983	4,661 on 3/9/2018; 4,661 on 3/9/2019; 4,661 on 3/9/2020
	11/8/2016	34,656	34,656 on 11/8/2018
	3/14/2017	16,674	4,168 on 3/1/2018; 4,169 on 3/1/2019; 4,168 on 3/1/2020; 4,169 on 3/1/2021
	3/14/2017	10,782	2,695 on 3/1/2018; 2,696 on 3/1/2019; 2,695 on 3/1/2020; 2,696 on 3/1/2021
	Total	87,949
Mr. Boehne	3/18/2014	10,942	10,942 on 3/9/2018
	5/26/2015	43,309	21,654 on 3/9/2018; 21,655 on 7/1/2018
	3/15/2016	50,847	16,949 on 3/9/2018; 33,898 on 7/1/2018
	3/14/2017	55,581	13,896 on 3/1/2018; 41,685 on 7/1/2018
	3/14/2017	35,942	8,986 on 3/1/2018; 26,956 on 7/1/2018
	Total	196,621
Ms. Knutson	3/18/2014	3,192	3,192 on 3/9/2018
	5/26/2015	8,662	4,331 on 3/9/2018; 4,331 on 3/9/2019
	3/15/2016	10,806	3,602 on 3/9/2018; 3,602 on 3/9/2019; 3,602 on 3/9/2020
	11/8/2016	38,814	38,814 on 11/8/2018
	3/14/2017	13,200	3,300 on 3/1/2018; 3,300 on 3/1/2019; 3,300 on 3/1/2020; 3,300 on 3/1/2021
	3/14/2017	8,536	2,134 on 3/1/2018; 2,134 on 3/1/2019; 2134 on 3/1/2020; 2,134 on 3/1/2021
	Total	83,210
Mr. Wesolowski	3/14/2017	9,883	9,883 on 3/1/2018
	Total	9,883
Mr. Lawlor	3/18/2014	3,192	3,192 on 3/9/2018
	5/26/2015	8,662	4,331 on 3/9/2018; 4,331 on 3/9/2019
	3/15/2016	13,983	4,661 on 3/9/2018; 4,661 on 3/9/2019; 4,661 on 3/9/2020
	11/8/2016	49,257	49,257 on 11/8/2018
	3/14/2017	15,284	3,821 on 3/1/2018; 3,821 on 3/1/2019; 3,821 on 3/1/2020; 3,821 on 3/1/2021
	3/14/2017	9,883	2,470 on 3/1/2018; 2,471 on 3/1/2019; 2,471 on 3/1/2020; 2,471 on 3/1/2021
	Total	100,261
Mr. Appleton	3/18/2014	3,192	3,192 on 3/9/2018
	5/26/2015	8,662	4,331 on 3/9/2018; 4,331 on 3/9/2019
	3/15/2016	10,806	3,602 on 3/9/2018; 3,602 on 3/9/2019; 3,602 on 3/9/2020
	11/8/2016	19,407	19,407 on 11/8/2018
	3/14/2017	13,200	3,300 on 3/1/2018; 3,300 on 3/1/2019; 3,300 on 3/1/2020; 3,300 on 3/1/2021
	3/14/2017	8,536	2,134 on 3/1/2018; 2,134 on 3/1/2019; 2134 on 3/1/2020; 2,134 on 3/1/2021
	Total	63,803
Mr. Lyons	5/26/2015	1,624	1,624 on 3/9/2018
	3/15/2016	2,938	1,469 on 3/9/2018; 1,469 on 3/9/2019
	3/14/2017	3,612	1,204 on 3/1/2018; 1,204 on 3/1/2019; 1,204 on 3/1/2020
	3/14/2017	2,335	778 on 3/1/2018; 779 on 3/1/2019; 778 on 3/1/2020
	10/2/2017	16,592	5,531 on 10/2/2018; 5,530 on 10/2/2019; 5,531 on 10/2/2020
	Total	27,101
(2)The value was calculated using the closing market price of our Class A Common Shares on December 31, 2017 ($15.63 per share).

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2017 Stock Vested
The following table sets forth information for each named executive officer with respect to the vesting of restricted share units during 2017.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Mr. Symson	34,545	251,631
Mr. Boehne	65,429	1,502,904
Ms. Knutson	35,534	649,516
Mr. Wesolowski	92,046	1,733,995
Mr. Lawlor	41,737	747,152
Mr. Appleton	25,975	513,300
Mr. Lyons	4,459	102,423

(1)	Represents the product of the number of shares of stock covered by the restricted share units that vested and the closing price per share of stock on the vesting date.
2017 Pension Benefits
The following table sets forth information regarding the pension benefits for each named executive officer.

Name	Plan Name	Number of Years Credited Service (#)(1)	Present Value of Accumulated Benefit ($)(1)	Payments During Last Fiscal Year ($)
Mr. Symson	Scripps Pension Plan	7.33	169,060	—
	SERP	7.33	107,381	—
Mr. Boehne(2)	Scripps Pension Plan	23.92	1,034,350	—
	Cincinnati Newspaper Guild and Post Retirement Income Plan	2.42	11,861	—
	SERP	23.92	3,887,522	—
Ms. Knutson	Scripps Pension Plan	3.50	116,906	—
	SERP	3.50	106,309	—
Mr. Wesolowski	Scripps Pension Plan	—	—	—
	SERP	—	—	—
Mr. Lawlor	Scripps Pension Plan	15.83	479,848	—
	SERP	15.83	813,210	—
Mr. Appleton	Scripps Pension Plan	1.17	41,254	—
	SERP	1.17	44,388	—
Mr. Lyons	Scripps Pension Plan	23.92	1,016,720	—
	SERP	23.92	430,536	—

(1)
The number of years of credited service and the present value of accumulated benefit are calculated as of December 31, 2017. The present value of accumulated benefit was calculated using the same assumptions included in the 2017 Annual Report, except that (i) no pre-retirement decrements were assumed, and (ii) a single retirement age of 62 was used instead of retirement decrements (except for Mr. Appleton who has an assumed mid-year retirement for the value in the table). The Company froze the accrual of credited service (but not vesting service) in the pension plan and SERP effective June 30, 2009, and froze all compensation accruals after 2014. Mr. Wesolowski did not participate in these plans since he was hired after the freeze date. All of the eligible named executive officers are fully vested in their benefits.

(2)
Mr. Boehne’s benefit from the Scripps Pension Plan is calculated based on all credited service through June 30, 2009, including his service with the Cincinnati Post, with an offset for the benefit earned in the Cincinnati Newspaper Guild and Post Retirement Income plan. Mr. Boehne was a participant in the Cincinnati Newspaper Guild and Post Retirement Income plan from July 28, 1985 to January 5, 1988.

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Description of Retirement Plans
Pension Plan
The Scripps Pension Plan (the “Pension Plan”) is a tax-qualified pension plan covering substantially all eligible non-union employees that began employment prior to July 1, 2008 (the majority of our defined benefit plans were frozen June 30, 2009). The material terms and conditions of the Pension Plan as they pertain to the named executive officers include the following:
Benefit Formula: Subject to applicable Internal Revenue Code limits on benefits, the monthly normal retirement benefit is equal to 1 percent of the participant’s average monthly compensation up to an integration level plus 1.25 percent of the participant’s average monthly compensation in excess of the integration level, multiplied by the participant’s months and years of service. The integration level is the average of the Social Security taxable wage bases for the 35 years prior to the participant’s termination (or disability, if applicable), but not later than 2014. Average monthly compensation is the monthly average of the compensation earned during the five consecutive years in the 11 years before termination for which the participant’s compensation was the highest. In 2009, we amended the pension plan to freeze service accruals as of June 30, 2009, and to freeze compensation accruals after a five-year transition period ending December 31, 2014. Mr. Wesolowski did not participate in these plans since he was hired after the freeze date.
Compensation: Subject to the applicable Internal Revenue Code limit, compensation included salary, bonuses earned during the year and paid by March 15 of the following calendar year, and amounts deferred pursuant to the Scripps Retirement and Investment Plan and the Scripps Choice Plan.
Normal Retirement: A participant is eligible for a normal retirement benefit based on the benefit formula described above if his or her employment terminates on or after age 65.
Early Retirement: A participant is eligible for an early retirement benefit if his or her employment terminates on or after age 55 and he or she has completed 10 years of service. The early retirement benefit is equal to the normal retirement benefit described above, reduced by 0.4167 percent for each month the benefit commences before age 62. The Company does not grant extra years of service to any named executive officer under the Pension Plan.
Deferred Vested Benefits: A participant who is not eligible for a normal or early retirement benefit, but has completed five years of service is eligible for a deferred retirement benefit following termination of employment, beginning at age 55, subject to a reduction of 0.5 percent for each month the benefit commences before age 65.
Form of Benefit Payment: The benefit formula calculates the amount of benefit payable in the form of a monthly life annuity (which is the normal form of benefit for an unmarried participant). The normal form of payment for a married participant is a joint and 100 percent survivor annuity, which provides a reduced monthly amount for the participant’s life with the surviving spouse receiving 100 percent of the reduced monthly amount for life. Married participants with spousal consent can elect any optional form. Optional forms of benefits include a straight life annuity, a joint and 50 percent or 100 percent survivor annuity (which provides a reduced monthly amount for the participant’s life with the designated beneficiary receiving 50 percent or 100 percent of the monthly amount for life), or a monthly life annuity with a 10-year certain or five-year certain guarantee (which provides a reduced monthly amount for the participant’s life and, if the participant dies within 10 or five years of benefit commencement, equal payments to a designated beneficiary for the remainder of the 10-year or five-year certain period, as applicable).
All forms of benefit payment are the actuarially equivalent of the monthly life annuity form.
The Cincinnati Newspaper Guild and Post Retirement Income Plan
Mr. Boehne was a participant in this plan from July 28, 1985 to January 5, 1988. Mr. Boehne’s benefit from the Scripps Pension Plan is calculated based on all service, including his service with the Cincinnati Post, with an offset for the benefit earned in the Cincinnati Newspaper Guild and Post Retirement Income plan. Mr. Boehne’s accrued benefit is frozen in this plan. The benefits are payable at age 65 in the form of a life annuity or optional form as elected by participants.
SERP
The Scripps Supplemental Executive Retirement Plan (“SERP”) is intended to retain executive talent by supplementing benefits payable under the Pension Plan. The material terms and conditions of the SERP as they pertain to the named executive officers include the following:
Eligibility: An executive generally is eligible to participate in the SERP if he or she qualifies for a Pension Plan benefit that was limited by application of Internal Revenue Code limits on compensation and benefits under tax-qualified retirement plans. In 2009, we amended the SERP to freeze participation. Mr. Wesolowski does not participate in these plans since he was hired after the freeze date.

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Benefit Formula: The SERP benefit is equal to the difference between the Pension Plan benefit calculated using the SERP definition of compensation and the actual Pension Plan benefit, plus a 2.9 percent gross-up for the combined employer/employee Medicare tax. Compensation includes all compensation included under the Pension Plan (without application of the IRS limit described under the Pension Plan), plus bonuses paid if earned more than one year prior to the payment date and certain deferred compensation and executive compensation payments designated by the Pension Board. In 2009, we amended the SERP to freeze service accruals as of June 30, 2009, and to freeze compensation accruals after a five-year transition period ending December 31, 2014.
Benefit Entitlement: A vested participant becomes entitled to a SERP benefit when he or she terminates employment. The benefit is paid in a single lump sum.
2017 Nonqualified Deferred Compensation
The following table sets forth information regarding the nonqualified deferred compensation for each named executive officer as of December 31, 2017.

Name	Executive Contributions in Last Fiscal Year ($)(1)	Company Contributions in Last Fiscal Year ($)(2)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)(3)
Mr. Symson	81,456	21,704	18,670	—	200,891
Mr. Boehne	927,097	35,104	509,007	(619,302)	4,349,532
Ms. Knutson	240,044	12,191	130,010	—	1,255,030
Mr. Wesolowski	9,130	5,326	5,004	—	40,540
Mr. Lawlor	—	—	41,542	—	326,662
Mr. Appleton	22,538	10,072	51,269	—	356,102
Mr. Lyons	7,819	4,561	18,143	—	123,759

(1)
Represents the base salary and annual incentive deferred by each named executive officer during 2017. The deferrals are included in the amounts reflected in the "Salary" and "Non-Equity Incentive Plan Compensation" columns of the "2017 Summary Compensation Table."

(2)
Represents the matching contributions made under the Executive Deferred Compensation Plan. The matching contribution and transition credits are included in the "All Other Compensation" column of the 2017 Summary Compensation Table.

(3)
The aggregate balance as of December 31, 2017, for each named executive officer includes the following amounts that were previously earned and reported as compensation in the summary compensation table for the years 2006 through 2016:

Name	Base Deferred ($)	Bonus Deferred ($)	Matching Contributions ($)
Mr. Symson	27,871	20,865	25,130
Mr. Boehne	1,123,725	1,118,347	385,098
Ms. Knutson	396,097	344,254	63,565
Mr. Wesolowski	13,200	—	7,700
Mr. Lawlor	12,900	367,281	49,081
Mr. Appleton	47,632	81,470	111,682
Mr. Lyons	4,269	13,099	14,971
Description of Nonqualified Deferred Compensation Plan
Our named executive officers are eligible to defer up to 50 percent of their pre-tax base salary and up to 100 percent of their pre-tax annual incentive compensation under the terms of the Executive Deferred Compensation Plan. The plan is available to a select group of highly compensated employees and is unfunded and unsecured. Our named executive officers are also entitled to a matching credit on base salary deferrals equal to 100 percent on the first 1 percent of base salary (in excess of the applicable Internal Revenue Code limit) and annual incentive deferrals, plus 50 percent on the next 5 percent of those deferrals. Under the Transition Credit Plan, “excess” age and service credits were made on behalf of named executive officers whose pension benefit service was frozen.
Payments from the Executive Deferred Compensation Plan are made in cash at certain future dates specified by participants or upon earlier termination of employment or death. Payments are made in the form of a lump sum or in monthly installments of five, 10 or 15 years, as elected by the participants. Payments are automatically accelerated and paid in a lump sum in the event of a termination of employment within two years following a change in control of the Company. Payments from the Transition Credit Plan, which was in effect from 2011 to 2015, are made in cash as a single lump sum six months following termination of employment.

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The deferred compensation is credited with earnings, gains and losses in accordance with deemed investment elections made by participants from among various crediting options established by the Company from time to time. Participants are permitted to change their deemed investment elections daily. For 2017, the investment options tracked returns under publicly available and externally managed investment funds such as mutual funds.

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Potential Payments Upon Termination or Change in Control
The Company has entered into agreements and maintains plans and arrangements that require it to pay or provide compensation and benefits to the named executive officers in the event of certain terminations of employment or a change in control. The estimated amount payable or provided to each of these executives in each situation is summarized below. These estimates are based on the assumption that the various triggering events occurred on the last day of 2017, along with other material assumptions noted below. The actual amounts that would be paid to these executives upon termination or a change in control can only be determined at the time the actual triggering event occurs.
The amount of compensation and benefits described below does not take into account compensation and benefits that a named executive officer has earned prior to the applicable triggering event, such as the 2017 annual incentive payouts, equity awards that had previously vested in accordance with their terms, or vested benefits otherwise payable under the retirement plans and programs (unless those benefits are enhanced or accelerated). Please refer to the “Non-Equity Incentive Plan Compensation” column of the “2017 Summary Compensation Table” for the amount of the 2017 annual incentive payout, the “2017 Outstanding Equity Awards at Fiscal Year End” table for a summary of each named executive officer’s vested equity awards, the “2017 Pension Benefits” table for a summary of each named executive officer’s vested pension benefit, and the “2017 Nonqualified Deferred Compensation” table for a summary of each named executive officer’s deferred compensation balance.

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Name and Triggering Event		Cash Severance Payment ($)(1)	Incremental Retirement Plan Benefit ($)(2)	Welfare and Other Benefits ($)(3)	Stock Awards ($)(4)	Total ($)(5)
Mr. Boehne
•	Voluntary termination	[X]	[X]	[X]	[X]	—
•	Involuntary termination without cause	[X]	[X]	[X]	[X]	—
•	CIC	[X]	[X]	[X]	[X]	—
•	Involuntary or good reason termination after a CIC	[X]	[X]	[X]	[X]	—
•	Death	[X]	[X]	[X]	[X]	—
•	Disability	[X]	[X]	[X]	[X]	—
•	Retirement(6)	[X]	[X]	[X]	[X]	—
Mr. Wesolowski
•	Voluntary termination	[X]	[X]	[X]	[X]	—
•	Involuntary termination without cause	[X]	[X]	[X]	[X]	—
•	CIC	[X]	[X]	[X]	[X]	—
•	Involuntary or good reason termination after a CIC	[X]	[X]	[X]	[X]	—
•	Death	[X]	[X]	[X]	[X]	—
•	Disability	[X]	[X]	[X]	[X]	—
•	Retirement(6)	[X]	[X]	[X]	[X]	—
Mr. Lawlor
•	Voluntary termination	[X]	[X]	[X]	[X]	—
•	Involuntary termination without cause	[X]	[X]	[X]	[X]	—
•	CIC	[X]	[X]	[X]	[X]	—
•	Involuntary or good reason termination after a CIC	[X]	[X]	[X]	[X]	—
•	Death	[X]	[X]	[X]	[X]	—
•	Disability	[X]	[X]	[X]	[X]	—
•	Retirement(6)	[X]	[X]	[X]	[X]	—
Mr. Symson
•	Voluntary termination	[X]	[X]	[X]	[X]	—
•	Involuntary termination without cause	[X]	[X]	[X]	[X]	—
•	CIC	[X]	[X]	[X]	[X]	—
•	Involuntary or good reason termination after a CIC	[X]	[X]	[X]	[X]	—
•	Death	[X]	[X]	[X]	[X]	—
•	Disability	[X]	[X]	[X]	[X]	—
•	Retirement(6)	[X]	[X]	[X]	[X]	—
Ms. Knutson
•	Voluntary termination	[X]	[X]	[X]	[X]	—
•	Involuntary termination without cause	[X]	[X]	[X]	[X]	—
•	CIC	[X]	[X]	[X]	[X]	—
•	Involuntary or good reason termination after a CIC	[X]	[X]	[X]	[X]	—
•	Death	[X]	[X]	[X]	[X]	—
•	Disability	[X]	[X]	[X]	[X]	—
•	Retirement(6)	[X]	[X]	[X]	[X]	—

(1)
Amounts listed under “Cash Severance Payment” are payable in a lump sum under the terms of the named executive officer’s employment agreement (Mr. Appleton and Mr. Boehne only), the Executive Severance Plan or the Senior Executive Change in Control Plan, as applicable.

(2)
Represents the actuarial present value of continued pension benefits, calculated using the pension plan’s provisions for a lump sum payment on January 1, 2018, a discount rate of 4.26 percent for the qualified plan and 4.24 percent for the nonqualified plan and the IRS’s required funding mortality.

(3)
Amounts listed under “Welfare and Other Benefits” include: (a) the amount that represents the premiums for continued medical, dental and vision insurance; and (b) the tax gross-up, if any, for the 280G excise and related taxes, as required under the terms of the arrangements described below. There would not have been a tax gross-up for any of our named executive officers, except for Mr. Symson, upon a change in control on December 31, 2017.

(4)	Represents the product of (i) the number of restricted share units outstanding as of December 31, 2017, multiplied by (ii) $19.33 (i.e., the closing market price on December 31, 2017).

(5)	Represents the total payout under each termination category.

(6)	Equity awards vest in full on retirement. Mr. Boehne, Mr. Appleton and Mr. Lyons are retirement eligible.

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Summary of Various Plans and Arrangements
Employment Agreement for Mr. Symson
Under Mr. Symson’s employment agreement, if his employment were terminated without “cause” (including as a result of the non-renewal of the employment agreement by the Company, but not including termination as a result of death or disability), or if Mr. Symson terminated his employment for “good reason”, he would be entitled to receive: (i) a cash severance payment equal to 2 times his annual base salary and target annual incentive, (ii) a pro-rated annual incentive bonus based on actual performance, (iii) continued medical and dental coverage for two years, (iv) reimbursement of up to $15,000 in financial planning expenses for one year, and (v) accelerated vesting of outstanding equity awards.
If Mr. Symson provides timely written notice of his intention not to renew the employment agreement and terminates his employment at the expiration of the term, he will be entitled to receive: (i) a cash severance payment equal to one-half of his annual base salary and target annual incentive, (ii) a pro-rated annual incentive bonus based on actual performance, (iii) continued medical and dental coverage for six months, and (iv) reimbursement of up to $15,000 in financial planning expenses for one year.
If Mr. Symson’s employment terminates as a result of his death or disability, he (or his estate) will be entitled to receive: (i) a cash severance payment equal to one year of his annual base salary, (ii) a pro-rated annual incentive bonus based on actual performance, and (iii) continued medical and dental coverage for two years.
However, if any termination of employment described above occurs within two years after a change in control, Mr. Symson’s rights to severance benefits will be governed by the terms of the Company’s Senior Executive Change in Control Plan (described below).
Mr. Symson must sign a release of claims against the Company prior to receiving the benefits described above. In exchange, Mr. Symson agrees to maintain the confidentiality of the Company’s confidential and trade secret information, and agrees not to compete with the Company or solicit its employees for 18 months thereafter (or for six months after a termination due to Mr. Symson’s timely notice of non-renewal of the of the employment agreement).
For purposes of his employment agreement, “cause” generally means a conviction of (or plea of nolo contendere to) a felony (other than traffic-related citations) or other crime involving dishonesty; the willful and material unauthorized disclosure of confidential information; gross misconduct or gross neglect in the performance of his duties; the willful failure to cooperate with a bona fide investigation; or the willful and material violation of the Company’s written conduct policies. “Good reason” generally means a reduction in Mr. Symson’s title, duties, responsibilities or reporting relationship, a reduction of his base salary or target annual incentive opportunity (other than certain across-the-board reductions); a failure to nominate him for re-election or to elect him as a member of the Board; or a breach by the Company of his employment agreement.
Executive Severance Plan
Each named executive officer other than Mr. Symson and Mr. Boehne participates in the Executive Severance Plan. Upon an involuntary termination without “cause”, the severance benefit equals: (i) a cash severance payment equal to 1 times his or her annual base salary and target annual incentive, (ii) a pro-rated annual incentive bonus based on actual performance, (iii) continued payment of monthly health care premiums for up to one year, and (iv) accelerated vesting of outstanding equity awards. Participants must sign a release of claims against the Company prior to receiving these severance benefits. The term "cause" generally has the same meaning as provided in Mr. Symson's employment agreement.
Upon a termination due to death or disability, each covered participant would be entitled to a pro-rated annual incentive, based on actual performance for the entire year, and 12 months of base salary.
Letter Agreement for Mr. Boehne
On July 10, 2017, the Board approved a letter agreement with Mr. Boehne setting forth certain terms and conditions of his continued service as non-executive chairman. Pursuant to the letter agreement, Mr. Boehne will receive a special retainer for his service as non-executive chairman (in addition to any other retainers and meeting fees in effect from time to time under the Company’s compensation program for non-employee directors) of $100,000 for fiscal 2017 and at an annualized rate of $120,000 for any subsequent fiscal year, and will be entitled to receive subsidized premiums under the Company’s group health and dental plan for 18 months.
Long-Term Incentive Plan
Under the terms of the Long-Term Incentive Plan, all outstanding equity awards held by the named executive officers will vest upon a change in control. A change in control generally means (i) the acquisition of a majority of the Company’s voting common shares by someone other than a party to the Scripps Family Agreement; (ii) the disposition of assets accounting for 90 percent or more of the Company’s revenues, unless the parties to the Scripps Family Agreement have a direct or indirect controlling interest in the acquiring entity, or (iii) a change in the membership of the Company’s board of directors, such that the current incumbents and their approved successors no longer constitute a majority.

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If a named executive officer dies, becomes disabled or retires, then any equity awards issued under the Company’s Long-Term Incentive Plan will become fully vested.
In August 2015, the Compensation Committee approved a special retention incentive for Ms. Knutson in recognition of her many contributions to the success of the Company. Under this retention incentive, if Ms. Knutson remains employed with the Company and its affiliates through October 9, 2018, she will be deemed to have satisfied the definition of "retirement" upon any subsequent voluntary resignation of her employment for purposes of determining the vesting treatment of her equity awards except for the retention grant she received in November 2017.
Executive Annual Incentive Plan
Under the Executive Annual Incentive Plan, in the event that a participant’s employment terminates within one year of a “change in control,” the Company or its successor would be required to pay a lump sum amount to the participant equal to the target annual incentive opportunity for the performance period in which the termination occurs.
Senior Executive Change in Control Plan
Each named executive officer other than Mr. Boehne participates in the Senior Executive Change in Control Plan. Under this plan, if the executive’s employment is terminated by the Company other than for “cause,” death or disability, or if the executive resigns for “good reason,” within two years after a “change in control,” then the Company or its successor will be obligated to pay or provide the following benefits:

•
A lump sum payment equal to two times the executive’s annual base salary and annual incentive. For this purpose, base salary generally means the highest base salary in effect at any time during the prior three years, and annual incentive generally means the greater of (i) target in the year of termination or (ii) the highest annual incentive earned in the prior three years.

•	Continued medical, dental, vision, disability, life and accidental death insurance coverage for 24 months.

•
A lump sum payment equal to the actuarial value of the additional benefits under the Company’s qualified and supplemental defined benefit plans that the executive would have received if his or her age (but not years of service) at the time of termination were increased by two years.

•	A tax gross up for any excise tax imposed on excess golden parachute payments under Section 280G of the tax code.
Under the Change in Control Plan, the term “cause” generally includes a commission of a felony or an act that impairs the Company’s reputation; willful failure to perform duties; or breach of any material term, provision or condition of employment. The term “good reason” generally includes a reduction in compensation or duties; relocation outside of Cincinnati; or a material breach of the employment terms by the Company. A change in control generally means (i) the acquisition of a majority of the Company’s voting common shares by someone other than a party to the Scripps Family Agreement; (ii) the disposition of assets accounting for 90 percent or more of the Company’s revenues, unless the parties to the Scripps Family Agreement have a direct or indirect controlling interest in the acquiring entity.
CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Item 402(u) of Regulation S-K, we are providing the following information with respect to our last completed fiscal year. The pay ratio information provided below is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.
For our 2017 fiscal year:

•	The median of the annual total compensation of all of our employees, excluding the CEO, was $[X];

•
The annual total compensation of our CEO was $[X], which, as described below, represents the sum of the compensation earned by each of Messrs. Boehne and Symson for the portion of the year each served in that role; and

•	The ratio of the annual total compensation of our CEO to the median of the annual total compensation of all other employees was [X] to 1.
In determining the pay ratio information provided above, we first identified our median employee for the 2017 fiscal year by using the following methodology, assumptions, adjustments and estimates, as permitted by Item 402(u) of Regulation S-K:

•
We selected December 1, 2017 as the date upon which we would identify our median employee, and, from our tax and payroll records, we compiled a list of all full-time, part-time, temporary and seasonal employees who were employed on that date, including employees working both within and outside of the U.S.

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•	We excluded from the list approximately 130 employees of Katz Broadcasting, LLC and Bounce Media, LLC, which we acquired during the 2017 fiscal year.

•
We used total cash compensation during the 2017 fiscal year as a consistently applied compensation measure to identify our median employee from the remaining employees on the list. For this purpose, we define total cash compensation as the sum of base wages and annual incentives payable in cash during the fiscal year. We did not annualize the total cash compensation of any permanent employees who were employed for less than the full 2017 fiscal year.

Once our median employee was identified in the manner described above, we calculated the annual total compensation of the median employee using the same methodology that we used to determine the annual total compensation of our named executive officers, as reported in the "2017 Summary Compensation Table".
As previously disclosed, two individuals served as CEO during 2017: Mr. Boehne served as CEO through August 7, 2017, and Mr. Symson served as CEO commencing August 8, 2017. For purposes of this pay ratio disclosure, CEO compensation was determined by adding (i) the compensation reported in the Summary Compensation Table for Mr. Boehne through August 7, 2017, and (ii) the compensation earned by Mr. Symson for his service as CEO, as reported in the Summary Compensation Table, but only for the period from August 8, 2017 through December 31, 2017.
The $[X] annual total compensation of our median employee, as reported above, includes $[X] in base wages and $[X] in all other compensation (consisting of all matching contributions made under the Company's 401(k) plan) provided to the median employee with respect to fiscal year 2017, all determined in accordance with methodology we used to determine the annual total compensation of our named executive officers, as reported in the "2017 Summary Compensation Table".

It should be noted that the pay ratio disclosure rules of Item 402(u) of Regulation S-K provide reporting companies with a great deal of flexibility in determining the methodology used to identify the median employee, to calculate the median employee’s annual total compensation and to estimate the ratio of the annual total compensation of the CEO to the median of the annual total compensation of all other employees. As such, our methodology may differ materially from the methodology used by other companies to prepare their pay ratio disclosures, which may contribute to a lack of comparability between our pay ratio and the pay ratio reported by other companies, including those within our industry.

2017 Director Compensation
The following table sets forth information regarding the compensation earned in 2017 by non-employee directors.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(2)	All Other Compensation ($)(3)	Total ($)
Charles L. Barmonde	69,000	70,214	—	—	139,214
Kelly P. Conlin	73,000	70,214	—	—	143,214
John W. Hayden	87,000	70,214	—	—	157,214
Anne M. La Dow	69,000	70,214	—	—	139,214
Roger L. Ogden	81,000	70,214	—	—	151,214
Mary McCabe Peirce(4)	30,000	—	—	—	30,000
J. Marvin Quin	113,000	70,214	—	—	183,214
R. Michael Scagliotti(5)	52,250	70,214	—	—	122,464
Peter B. Thompson(5)	52,250	70,214	—	—	122,464
Kim Williams	81,000	70,214	—	—	151,214

(1)
Represents the aggregate grant date fair value of restricted share unit awards granted in 2017, as determined in accordance with FASB ASC Topic 718. See footnote 18 of our 2017 Annual Report for the assumptions used in the valuation of these awards.

(2)
Represents above market earnings to the fixed income account within the 1997 Deferred Compensation and Stock Plan for Directors. Only Mr. Quin and Ms. Williams have a fixed income account, which did not receive above market earnings. The interest rate Mr. Quin and Ms. Williams received was 2.82% in 2017.

(3)	Represents the charitable contributions made on behalf of our directors by the Scripps Howard Foundation.

(4)	Ms. Peirce resigned from the board of directors effective May 2, 2017.

(5)	Mr. Scagliotti and Mr. Thompson were both elected to the board of directors effective May 2, 2017.

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The following is a summary of the outstanding stock options and restricted share unit awards held by each non-employee director as of December 31, 2017.

Name	Aggregate Number of Shares Underlying Stock Options Awards (#)	Aggregate Number of Restricted Share Unit Awards (#)
Mr. Barmonde	—	3,298
Mr. Conlin	—	3,298
Mr. Hayden	—	3,298
Ms. La Dow	—	3,298
Mr. Ogden	40,138	3,298
Ms. Peirce	—	—
Mr. Quin	—	3,298
Mr. Scagliotti	—	3,298
Mr. Thompson	—	3,298
Ms. Williams	78,094	3,298
Description of Director Compensation Program
The Company’s director compensation program is designed to enhance its ability to attract and retain highly qualified directors and to align their interests with the long-term interests of its shareholders. The program includes a cash component, which is designed to compensate non-employee directors for their service on the board and an equity component, which is designed to align the interests of non-employee directors and shareholders. The Company also provides certain other benefits to non-employee directors, which are described below. Directors who are employees of the Company receive no additional compensation for their service on the board.
Cash Compensation
Each non-employee director is entitled to receive an annual cash retainer of $45,000. Committee chairs also receive an annual retainer as described in the table below. The retainers are paid in equal quarterly installments. Each non-employee director is also entitled to receive a fee for each board meeting and committee meeting attended, as follows:
 Meeting Fees

Board	$2,500
Executive, Compensation and Nominating & Governance Committees	$2,000
Audit Committee	$2,500
Telephonic meeting fees	$1,000
Annual Chair Fees

Lead Director	$25,000
Executive Committee	$3,000
Audit Committee	$15,000
Compensation Committee	$12,000
Nominating & Governance Committee	$6,000

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Equity Compensation
In May 2017, non-employee directors serving as of the 2017 Annual Shareholder Meeting received a restricted share unit award equal to $75,000. The Committee, after receiving advice from its independent consultant, attempted to target the equity compensation award to be comparable to the median value of equity compensation granted to directors of our compensation peer group. The restricted share units are paid on the earlier of the first anniversary of the date of grant, at termination of the director’s service on the board or a change in control. The restricted share unit award may be forfeited upon removal from the board for cause.
The board of directors established stock ownership guidelines for our non-employee directors. Under these guidelines, each non-employee director must own a number of Class A Common Shares with a value equal to three times his or her annual cash retainer by the fifth anniversary of the date elected to the board. For this purpose, the shares may be owned directly, in trust, or through any unvested time-based restricted shares or restricted share units.

Name	Ownership Guidelines by Target Date	Target Number of Shares (based on 1/31/2018 price of $16.01)	Actual Ownership as of 1/31/2018
Mr. Barmonde	3 x Retainer	8,432	15,194
Mr. Conlin	3 x Retainer	8,432	17,935
Mr. Hayden	3 x Retainer	8,432	65,042
Ms. La Dow	3 x Retainer	8,432	21,119
Mr. Ogden	3 x Retainer	8,432	65,085
Mr. Quin	3 x Retainer	8,432	81,134
Mr. Scagliotti(1)	3 x Retainer	8,432	3,298
Mr. Thompson(1)	3 x Retainer	8,432	3,298
Ms. Williams	3 x Retainer	8,432	104,332

(1)	Mr Scagliotti and Mr. Thompson have until May 2, 2022, to meet their respective ownership requirements.

Other Benefits
In addition to the above compensation, the Scripps Howard Foundation, an affiliate of the Company, matches, on a dollar-for-dollar basis, up to $2,500 annually of charitable contributions made by non-employee directors to qualifying organizations. This program also is available to all Scripps’ employees.
1997 Deferred Compensation and Stock Plan for Directors
A non-employee director may elect to defer payment of all or a designated percentage of the cash compensation received as a director under the Company’s 1997 Deferred Compensation and Stock Plan for Directors. The director may allocate the deferrals between a phantom stock account that credits earnings including dividends, based on the Company’s Class A Common Shares, or to a fixed-income account that credits interest based on the 12-month average of the 10-year treasury rate (as of November of each year), plus 1 percent. The deferred amounts (as adjusted for earnings, interest and losses) are paid to the director at the time he or she ceases to serve as a director or upon a date predetermined by the director, either in a lump sum or annual installments over a specified number of years (not to exceed 15) as elected by the director. Payments generally are made in the form of cash, except that the director may elect to receive all or a portion of the amounts credited to his or her phantom stock account in the form of Class A Common Shares.
* * * * *

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COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
No member of the Company’s compensation committee (Mr. Ogden, chair, Ms. La Dow, Mr. Thompson and Ms. Williams) is a current or former employee of the Company. None of our executive officers served as a member of the compensation committee or a director of another company where such company's executive officers served on our Board or compensation committee.
RELATED PARTY TRANSACTIONS
Related Party Transactions
Under its charter, the audit committee of the Board is responsible for reviewing any proposed related party transaction. The audit committee has approved a “Statement of Policy With Respect to Related Party Transactions” which recognizes that related party transactions can present a heightened risk of conflicts of interest and/or improper valuation (or the perception thereof). This policy requires that a related party transaction be consummated or continued only if (i) the audit committee has approved or ratified the transaction, (ii) the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party, (iii) in the case of compensation payable to an executive officer, such compensation has been approved or recommended to the board for approval by the compensation committee, and (iv) the transaction is also approved by the board if the transaction involves the chairman of the board or the chief executive officer of the Company. There were no related party transactions in 2017.
Scripps Family Agreement
The provisions of the Amended and Restated Scripps Family Agreement, dated May 19, 2015 (the “Scripps Family Agreement”) govern the transfer and voting of Common Voting Shares held by the signatories to such agreement (the “Signatories”). The Edward W. Scripps Trust (the “Trust”), the former controlling shareholder of the Company, ended on October 18, 2012, upon the death of Robert P. Scripps, a grandson of the founder. He was the last of Edward W. Scripps’ grandchildren upon whom the duration of the Trust was based. In March and September of 2013, the Trust distributed its Class A Common Shares and Common Voting Shares to the beneficiaries of the Trust, some of whom were minors at the time of distribution (each, a “Minor”). The beneficiaries (other than the Minors), their descendants, members of the John P. Scripps family and trusts for their benefit are Signatories. Common Voting Shares are held on behalf of the Minors in trust arrangements, of which certain Signatories serve as trustees or trust advisors, but such shares are not subject to the Scripps Family Agreement. The Minors may or may not become parties in the future.
Transfer Restrictions. No Signatory to the Scripps Family Agreement may dispose of any Common Voting Shares (except as otherwise summarized below) without first giving other Signatories and the Company the opportunity to purchase such shares. Signatories may not convert Common Voting Shares into Class A Common Shares except for a limited period of time after giving other Signatories and the Company the opportunity to purchase such shares, and except in certain other limited circumstances.
Signatories may transfer Common Voting Shares (1) to lineal descendants or (2) by gift or testamentary transfer to (a) lineal descendants of Robert Paine Scripps or John P. Scripps, (b) any trust for the benefit of such descendant, the spouse of such descendant or a charitable organization controlled, directly or indirectly, by such descendants, or for which the power to vote and dispose of the Common Voting Shares is directed by family descendant, or (c) any entity or charitable organizations controlled, directly or indirectly, by such descendants, or for which the power to vote and dispose of the Common Voting Shares is directed by family descendants. However, such transfers are valid only if each recipient (including, when applicable, the trustees and other persons with voting and dispositive power with respect to any trust, charitable organization or entity into which such shares are transferred) becomes party to the Scripps Family Agreement effective upon receipt of the shares. Additionally, Signatories may transfer Common Voting Shares by testamentary transfer or through family trusts to their spouses provided such shares are converted to Class A Common Shares, and may pledge such shares as collateral security provided that the pledgee agrees to be bound by the terms of the Scripps Family Agreement. If title to any such shares subject to any trust is transferred to anyone other than a descendant of Robert Paine Scripps or John P. Scripps, or if a person who is a descendant of Robert Paine Scripps or John P. Scripps acquires outright any such shares held in trust but is not or does not become a party to the Scripps Family Agreement, such shares shall be deemed to be offered for sale pursuant to the Scripps Family Agreement and trigger the purchase rights of the other Signatories and the Company described above. Any valid transfer of Common Voting Shares made by Signatories without compliance with the Scripps Family Agreement will result in automatic conversion of such shares to Class A Common Shares.
Voting Provisions. The Scripps Family Agreement provides that the Company will call a meeting of the Signatories prior to each annual or special meeting of the shareholders of the Company. At each of these meetings, the Company will submit to the Signatories each matter, including election of directors, that the Company will submit to its shareholders at the Annual Meeting or special meeting with respect to which the meeting under the Scripps Family Agreement has been called. Each Signatory is entitled, either in person or by proxy, to cast one vote for each Common Voting Share owned of record or beneficially by him or her on each such matter brought for a vote at the family meeting. Each Signatory is bound by the decision reached by majority vote with respect to each such matter and, at the related annual or special meeting of the shareholders of the Company, each Signatory must vote his or her Common Voting Shares in accordance with the decisions reached at the family meeting. In furtherance

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of this obligation, the Signatories have irrevocably appointed each other as their attorneys and proxies to vote their Common Voting Shares at any such annual or special meeting. As a result, any one Signatory may vote all the Common Voting Shares held by all the Signatories.
Duration of the Scripps Family Agreement. The provisions restricting transfer of Common Voting Shares under the Scripps Family Agreement will continue until 21 years after the death of the last survivor of the descendants of Robert Paine Scripps and John P. Scripps alive when the Trust terminated. The provisions of the Scripps Family Agreement governing the voting of Common Voting Shares are effective for a 10-year period (October 18, 2012, to October 18, 2022) and may be renewed for additional 10-year periods.

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PROPOSAL 2

ADVISORY (NON-BINDING) VOTE TO
APPROVE NAMED EXECUTIVE OFFICER
COMPENSATION

(Item 2 on Proxy Card for Vote by Common Voting Shares only)
At the 2017 Annual Meeting, the holders of Common Voting Shares approved the Company’s recommendation to have an advisory (non-binding) vote to approve named executive officer compensation (a so-called “say-on-pay” vote) on an annual basis. The advisory vote is a non-binding vote on the compensation of the Company’s “named executive officers,” as described in the Compensation Discussion and Analysis section, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure, set forth in this proxy statement. Following the 2018 Annual Meeting of Shareholders, the next such advisory (non-binding) vote to approve named executive officer compensation shall be held at the Company's 2019 annual meeting of shareholders.
The vote under this Proposal 2 is advisory, and therefore not binding on the Company, the Board or our Compensation Committee. However, our board, including our Compensation Committee, values the opinions of our shareholders and, to the extent there is any significant vote against the executive officer compensation as disclosed in this proxy statement, will consider our shareholders’ concerns and evaluate what actions may be appropriate to address those concerns.
Holders of Common Voting Shares will be asked at the Annual Meeting of Shareholders to approve the following resolution pursuant to this Proposal 2:
RESOLVED, that the holders of the Common Voting Shares of the Company approve, on an advisory basis, the compensation of the Company’s named executive officers, as such compensation is described in the Compensation Discussion and Analysis section, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure and related material, set forth in the Company’s definitive proxy statement for the 2018 Annual Meeting of Shareholders.
Approval of this Proposal requires the affirmative vote of a majority of the votes cast in person or by proxy of the Common Voting Shares represented and entitled to vote at the meeting. The Board recommends that holders of such shares vote FOR the approval of Proposal 2. Proxies for Common Voting Shares solicited by the Board will be voted FOR Proposal 2 unless shareholders specify a contrary choice in their proxies. Broker non-votes will not be treated as votes cast and will not have a positive or negative effect on the outcome of Proposal 2. Abstentions will be treated as votes cast and, consequently, will have the same effect as votes against Proposal 2.

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Equity Compensation Plan Information
The following table provides information as of December 31, 2017, about our equity compensation plans under which awards are currently outstanding.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	1,494,549	(1)(3)(4)	$7.38	5,051,646	(2)
Equity compensation plans not approved by security holders	—		$—	—
Total	1,494,549		$7.38	5,051,646

(1)
Includes the following plans: Long-Term Incentive Plan (“LTIP”), which encompasses the issuance of stock options, restricted shares, performance-based restricted shares, restricted share units; Employee Stock Purchase Plan; and Deferred Compensation and Stock Plan for Directors (“DCSPD”).

(2)
Includes 1,200,125 shares reserved for future issuance of shares related to the ESPP. The maximum number of shares that may be issued pursuant to awards other than stock options under the LTIP is 3,851,521.

(3)
Includes 965,301 time-based restricted share units and 216,167 performance-based restricted share units. The performance-based restricted share units were earned at 97% of target. The actual number of restricted share units delivered under the LTIP was determined on February 21, 2017, and is set forth in the "Number of Shares or Units of Stock that have Not Vested" column of the Outstanding Equity Awards at Fiscal Year-End table of this proxy statement. These shares are not included in the weighted average exercise price. The executives have no rights to vote with respect to the underlying restricted share units until the date on which the actual number of shares are determined and issued to the executive. The executives are entitled to dividend equivalents if and when dividends are paid on Class A Common Shares.

(4)
Includes 61,574 phantom shares credited to the accounts of directors under the DCSPD that will be paid in Class A Common Shares. These shares are not included in the weighted average exercise price. Under the DCSPD, a non-employee director may elect to defer payment of the cash compensation received as a director. The director may allocate the deferrals between a phantom stock account that credits earnings including dividends, based on the Company’s Class A Common Shares, or to a fixed income account. The deferrals are paid to the director at the time he or she ceases to serve as a director or upon a date predetermined by the director. Payments may be made in cash, Class A Common Shares, or a combination of cash and shares.

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PROPOSAL 3

ADJOURNMENT OF ANNUAL MEETING
(Item 3 on Proxy Card for Vote by Common Voting Shares only)
Holders of Common Voting Shares may be asked at the Annual Meeting of Shareholders to vote on a proposal to approve the adjournment of the Annual Meeting, including if necessary to solicit additional proxies.
Approval of this Proposal requires the affirmative vote of a majority of the votes cast in person or by proxy of the Common Voting Shares represented and entitled to vote at the meeting. The Board recommends that holders of such shares vote FOR the approval of Proposal 3. Proxies for Common Voting Shares solicited by the Board will be voted FOR Proposal 3 unless shareholders specify a contrary choice in their proxies. Broker non-votes will not be treated as votes cast and will not have a positive or negative effect on the outcome of Proposal 3. Abstentions will be treated as votes cast and, consequently, will have the same effect as votes against Proposal 3.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and owners of more than 10 percent of the Company’s Class A Common Shares (“10 percent shareholders”), to file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of Class A Common Shares and other equity securities of the Company. Officers, directors and 10 percent shareholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all forms they file pursuant to Section 16(a).
To the Company’s knowledge, based solely on a review of the copies of reports furnished to the Company and written representations from directors and officers that no other reports are required for the year ended December 31, 2017, all Section 16(a) requirements applicable to the Company’s executive officers, directors and 10 percent shareholders were complied with in a timely manner during 2017, except for late filings of Form 4 for Mr. Symson, Ms. Knutson, Mr. Lawlor and Mr. Appleton regarding the vesting of restricted share units in November 2017. An administrative error on the part of the Company was responsible for the untimeliness of these filings.
ENGAGEMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
At its February 14, 2018, meeting, the audit committee of the Board approved the appointment of Deloitte as independent registered public accountants for the Company for the year ending December 31, 2018. A representative of Deloitte, the Company’s independent registered public accounting firm during 2017, is expected to be present at the Annual Meeting of Shareholders and will have an opportunity to make a statement if he or she desires and respond to appropriate questions.
SHAREHOLDER PROPOSALS FOR 2019 ANNUAL MEETING
Any shareholder proposals intended to be presented at the Company’s 2019 Annual Meeting of Shareholders must be received by the Company at 312 Walnut Street, Suite 2800, Cincinnati, Ohio, 45202, on or before [DATE], 2018, and must otherwise comply with the Securities and Exchange Commission’s rules, to be considered for inclusion in our proxy materials for the Company’s 2019 Annual Meeting of Shareholders. Such proposals should be submitted by certified mail, return receipt requested.
If a shareholder intends to raise a proposal at the Company’s 2019 Annual Meeting of Shareholders that he or she does not seek to have included in the Company’s proxy materials, the shareholder must notify the Company of the proposal on or before [DATE], 2019. If the shareholder fails to notify the Company, the Company’s proxies will be permitted to use their discretionary voting authority with respect to such proposal when and if raised at the 2019 Annual Meeting of Shareholders, whether or not there is any discussion of such proposal in the 2019 proxy statement.

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OTHER MATTERS
This Proxy Statement, the Company’s 2017 Annual Report and other materials will be mailed to shareholders of record beginning on or about [DATE], 2018. Copies of these documents, as well as the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 may be obtained free of charge either on our Web site or by contacting the Corporate Secretary at: The E.W. Scripps Company, 312 Walnut Street, 28th Floor, Cincinnati, Ohio 45202, Attention: Corporate Secretary.
Only one copy of this Proxy Statement is being delivered to shareholders that reside at the same address and share the same last name, unless such shareholders have notified the Company of their desire to receive multiple copies of this Proxy Statement. This procedure is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources. The Company will promptly deliver, upon oral or written request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Requests for additional copies should be directed to the Corporate Secretary at: The E.W. Scripps Company, 312 Walnut Street, 28th Floor, Cincinnati, Ohio 45202, Attention: Corporate Secretary. Shareholders residing at the same address and currently receiving multiple copies of this Proxy Statement may contact the Corporate Secretary at: The E.W. Scripps Company, 312 Walnut Street, 28th Floor, Cincinnati, Ohio 45202, Attention: Corporate Secretary to request that a single copy of a proxy statement be mailed in the future.
The presence of any shareholder at the meeting will not operate to revoke his or her proxy. A proxy may be revoked at any time, insofar as it has not been exercised, by submitting a new proxy with a later date, notifying the Company’s secretary in writing before the meeting, or voting in person at the meeting.
The persons named in the enclosed proxy, or their substitutes, will vote the shares represented by such proxy at the meeting. The forms of proxy for the two classes of shares permit specification of a vote for persons nominated for election as directors by each such class of stock, as set forth under “Election of Directors” above, and the withholding of authority to vote in the election of such directors or the withholding of authority to vote for one or more specified nominees. Where a choice has been specified in the proxy, the shares represented thereby will be voted in accordance with such specification. If no specification is made, such shares will be voted to elect directors as set forth under “Election of Directors.”
With respect to Proposal 2 and Proposal 3 upon which the holders of the Common Voting Shares will vote, where a choice has been specified in the proxy, the shares represented thereby will be voted in accordance with such specification. If no specification is made with respect to the proposal, such shares will be voted in favor of such proposal.
Director nominees who receive the greatest number of affirmative votes will be elected directors. The proposal to approve executive compensation must receive the affirmative vote of a majority of the Company’s Common Voting Shares cast at the meeting in person or by proxy. All other matters to be considered at the meeting require for approval the favorable vote of a majority of the Common Voting Shares cast at the meeting in person or by proxy. If any other matter properly comes before the meeting or at any postponement or adjournment thereof, the persons named in the proxy will vote thereon in accordance with their judgment to the extent authorized by Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended. The Company does not know of any other matter that will be presented for action at the meeting, and the Company has not received any timely notice that any of the Company’s shareholders intend to present a proposal at the meeting.

By order of the Board,

Julie L. McGehee, Esq.
Secretary and Vice President

[DATE], 2018

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Annex A

SUPPLEMENTAL INFORMATION REGARDING PARTICIPANTS

The following tables (“Directors and Nominees” and “Officers and Employees”) set forth the name and business address of each of our directors and nominees, and the name, present principal occupation and business address of each of our officers and employees who, under the rules of the Securities and Exchange Commission, are considered to be participants in our solicitation of proxies from our shareholders in connection with our 2018 Annual Meeting of Shareholders (collectively, the “Participants”).

Directors and Nominees

The principal occupations of our directors and nominees are set forth under Item 1 of this Proxy Statement, titled “Election of Directors.” The names of our directors and nominees are set forth below and the business address for all our directors and nominees is c/o The E.W. Scripps Company, 312 Walnut Street, 28th Floor, Cincinnati, Ohio 45202.

To be elected by the holders of Class A Common Shares:

Lauren R. Fine
Roger L. Ogden
Kim Williams

To be elected by the holders of Common Voting Shares:

Charles L. Barmonde
Richard A. Boehne
Kelly P. Conlin
John W. Hayden
Anne M. La Dow
R. Michael Scagliotti
Adam P. Symson

As discussed in this Proxy Statement, current Directors J. Marvin Quin and Peter B. Thompson are not standing for re-election to the Board. Messrs. Quin and Thompson will remain as Directors until the conclusion of the Annual Meeting. Each of them is a Participant.
Officers and Employees

The principal occupations of our executive officers and employees who are considered Participants are set forth below. The principal occupation refers to such person’s position with the Company, and the business address for each person is The E.W. Scripps Company, 312 Walnut Street, 28th Floor, Cincinnati, Ohio 45202.

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Name	Position
Adam P. Symson	President and Chief Executive Officer
Brian G. Lawlor	President, Local Media
Lisa A. Knutson	Executive Vice President and Chief Financial Officer
William Appleton	Executive Vice President and General Counsel
Julie L. McGehee	Corporate Secretary, Vice President of HR Operations
Carolyn Micheli	Vice President, Corporate Communications and Investor Relations

Information Regarding Ownership of Company Securities by Participants

The number of Class A Common Shares held by the Participants as of [DATE], 2018, is set forth under the “Security Ownership of Certain Beneficial Shareholders” section of the Proxy Statement.

Information Regarding Transactions in Company Securities by Participants

The following table sets forth information regarding purchases and sales of Company securities by each Participant during the past two years. None of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities. Transactions reflected in the table relate to Class A Common Shares of the Company or restricted stock units that convert to Class A Common Shares under the terms of the grants of such units to the applicable Participant. With the exception of Charles L. Barmonde, Anne M. La Dow and R. Michael Scagliotti, directors of the Company who are members of the Scripps family and signatories to the Scripps Family Agreement, none of the Participants owns any securities of the Company other than Class A Common Shares and Restricted Stock Units. Messrs. Barmonde and Scagliotti, and Ms. La Dow, each own Common Voting Shares of the Company. There were no transactions in Common Voting Shares of the Company by any of them during the relevant period covered by the table below.

Shares of Company Securities Purchased or Sold (February 16, 2016 to February 16, 2018)
Name	Transaction Date	# of Shares	Transaction Description
William Appleton	03/09/16	22,061	Conversion of restricted stock unit
William Appleton	03/09/16	7,085	Sale of shares to pay taxes on conversion of restricted stock unit
William Appleton	03/15/16	24,011	Grant of restricted stock unit
William Appleton	11/08/16	28,965	Grant of restricted stock unit
William Appleton	02/21/17	9,604	Forfeiture of restricted stock unit
William Appleton	03/01/17	20,000	Sale of shares
William Appleton	03/09/17	16,417	Conversion of restricted stock unit
William Appleton	03/09/17	7,323	Sale of shares to pay taxes on conversion of restricted stock unit
William Appleton	03/14/17	22,000	Grant of restricted stock unit
William Appleton	11/08/17	9,558	Conversion of restricted stock unit
William Appleton	11/08/17	4,688	Sale of shares to pay taxes on conversion of restricted stock unit

Charles Barmonde	05/02/16	4,826	Grant of restricted stock unit
Charles Barmonde	05/04/16	2,244	Conversion of restricted stock unit
Charles Barmonde	05/02/17	3,298	Grant of restricted stock unit
Charles Barmonde	05/02/17	4,826	Conversion of restricted stock unit

Richard A. Boehne	03/09/16	76,217	Conversion of restricted stock unit
Richard A. Boehne	03/09/16	34,758	Sale of shares to pay taxes on conversion of restricted stock unit
Richard A. Boehne	03/15/16	112,994	Grant of restricted stock unit
Richard A. Boehne	02/21/17	45,198	Forfeiture of restricted stock unit
Richard A. Boehne	03/02/17	100,000	Sale of shares

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Richard A. Boehne	03/09/17	65,429	Conversion of restricted stock unit
Richard A. Boehne	03/09/17	29,838	Sale of shares to pay taxes on conversion of restricted stock unit
Richard A. Boehne	03/14/17	92,635	Grant of restricted stock unit
Richard A. Boehne	04/17/17	150,000	Sale of shares.

Kelly P. Conlin	05/02/16	4,826	Grant of restricted stock unit
Kelly P. Conlin	05/04/16	2,244	Conversion of restricted stock unit
Kelly P. Conlin	05/02/17	3,298	Grant of restricted stock unit
Kelly P. Conlin	05/02/17	4,826	Conversion of restricted stock unit

John W. Hayden	03/31/16	1,266.84	Credit of shares to account under phantom stock plan
John W. Hayden	05/02/16	4,826	Grant of restricted stock unit
John W. Hayden	05/04/16	2,244	Conversion of restricted stock unit
John W. Hayden	06/30/16	1,309.97	Credit of shares to account under phantom stock plan
John W. Hayden	09/30/16	1,305.03	Credit of shares to account under phantom stock plan
John W. Hayden	12/31/16	1,073.46	Credit of shares to account under phantom stock plan
John W. Hayden	02/28/17	60,000	Option exercise and sale of all underlying shares
John W. Hayden	03/02/17	25,000	Option exercise and sale of all underlying shares
John W. Hayden	03/03/17	33,094	Option exercise and sale of all underlying shares
John W. Hayden	03/31/17	885.24	Credit of shares to account under phantom stock plan
John W. Hayden	05/02/17	3,298	Grant of restricted stock unit
John W. Hayden	05/02/17	4,826	Conversion of restricted stock unit
John W. Hayden	06/30/17	1,165.08	Credit of shares to account under phantom stock plan
John W. Hayden	09/30/17	1,190.48	Credit of shares to account under phantom stock plan
John W. Hayden	12/31/17	1,455.53	Credit of shares to account under phantom stock plan

Lisa A. Knutson	03/09/16	22,061	Conversion of restricted stock unit
Lisa A. Knutson	03/09/16	7,261	Sale of shares to pay taxes on conversion of restricted stock unit
Lisa A. Knutson	03/10/16	25,544	Sale of shares
Lisa A. Knutson	03/15/16	24,011	Grant of restricted stock unit
Lisa A. Knutson	11/08/16	57,931	Grant of restricted stock unit
Lisa A. Knutson	02/02/17	15,000	Sale of shares
Lisa A. Knutson	02/21/17	9,604	Forfeiture of restricted stock unit
Lisa A. Knutson	03/01/17	19,840	Sale of shares
Lisa A. Knutson	03/09/17	16,417	Conversion of restricted stock unit
Lisa A. Knutson	03/09/17	7,279	Sale of shares to pay taxes on conversion of restricted stock unit
Lisa A. Knutson	03/14/17	22,000	Grant of restricted stock unit
Lisa A. Knutson	11/08/17	19,117	Conversion of restricted stock unit
Lisa A. Knutson	11/08/17	6,300	Sale of shares to pay taxes on conversion of restricted stock unit

Anne M. La Dow	05/02/16	4,826	Grant of restricted stock unit
Anne M. La Dow	05/04/16	2,244	Conversion of restricted stock unit
Anne M. La Dow	05/02/17	3,298	Grant of restricted stock unit
Anne M. La Dow	05/02/17	4,826	Conversion of restricted stock unit

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Brian G. Lawlor	03/09/16	22,061	Conversion of restricted stock unit
Brian G. Lawlor	03/09/16	7,272	Sale of shares to pay taxes on conversion of restricted stock unit
Brian G. Lawlor	03/15/16	31,073	Grant of restricted stock unit
Brian G. Lawlor	11/08/16	73,517	Grant of restricted stock unit
Brian G. Lawlor	02/21/17	12,429	Forfeiture of restricted stock unit
Brian G. Lawlor	03/09/17	17,477	Conversion of restricted stock unit
Brian G. Lawlor	03/09/17	8,119	Sale of shares to pay taxes on conversion of restricted stock unit
Brian G. Lawlor	03/14/17	25,473	Grant of restricted stock unit
Brian G. Lawlor	11/08/17	24,260	Conversion of restricted stock unit
Brian G. Lawlor	11/08/17	7,994	Sale of shares to pay taxes on conversion of restricted stock unit

Julie L. McGehee	03/09/16	5,941	Conversion of restricted stock unit
Julie L. McGehee	03/09/16	2,075	Sale of shares to pay taxes on conversion of restricted stock unit
Julie L. McGehee	03/15/16	7,344	Grant of restricted stock unit
Julie L. McGehee	11/10/16	3,469	Grant of restricted stock unit
Julie L. McGehee	02/21/17	2,938	Forfeiture of restricted stock unit
Julie L. McGehee	02/28/17	5,000	Sale of shares
Julie L. McGehee	03/01/17	2,500	Sale of shares
Julie L. McGehee	03/09/17	4,763	Conversion of restricted stock unit
Julie L. McGehee	03/09/17	2,378	Sale of shares to pay taxes on conversion of restricted stock unit
Julie L. McGehee	03/14/17	6,020	Grant of restricted stock unit
Julie L. McGehee	11/10/17	1,734	Conversion of restricted stock unit
Julie L. McGehee	11/10/17	868	Sale of shares to pay taxes on conversion of restricted stock unit

Carolyn Micheli	03/09/16	2,991	Conversion of restricted stock unit
Carolyn Micheli	03/09/16	969	Sale of shares to pay taxes on conversion of restricted stock unit
Carolyn Micheli	03/15/16	6,355	Grant of restricted stock unit
Carolyn Micheli	4/1/2016	1,660	Conversion of restricted stock unit
Carolyn Micheli	4/1/2016	539	Sale of shares to pay taxes on conversion of restricted stock unit
Carolyn Micheli	02/21/17	2,542	Forfeiture of restricted stock unit
Carolyn Micheli	03/09/17	4,262	Conversion of restricted stock unit
Carolyn Micheli	03/09/17	1,435	Sale of shares to pay taxes on conversion of restricted stock unit
Carolyn Micheli	03/14/17	5,210	Grant of restricted stock unit
Carolyn Micheli	10/02/17	2,765	Grant of restricted stock unit

Roger L. Ogden	05/02/16	4,826	Grant of restricted stock unit
Roger L. Ogden	05/04/16	2,244	Conversion of restricted stock unit
Roger L. Ogden	02/28/17	40,000	Option exercise and sale of all underlying shares
Roger L. Ogden	05/02/17	3,298	Grant of restricted stock unit
Roger L. Ogden	05/02/17	4,826	Conversion of restricted stock unit

J. Marvin Quin	03/31/16	336.75	Credit of shares to account under phantom stock plan
J. Marvin Quin	05/02/16	4,826	Grant of restricted stock unit
J. Marvin Quin	05/04/16	2,244	Conversion of restricted stock unit
J. Marvin Quin	06/30/16	344.07	Credit of shares to account under phantom stock plan
J. Marvin Quin	09/30/16	342.77	Credit of shares to account under phantom stock plan

[PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION]

J. Marvin Quin	12/31/16	281.95	Credit of shares to account under phantom stock plan
J. Marvin Quin	03/02/17	5,820	Sale of shares
J. Marvin Quin	03/31/17	581.27	Credit of shares to account under phantom stock plan
J. Marvin Quin	05/02/17	3,298	Grant of restricted stock unit
J. Marvin Quin	05/02/17	4,826	Conversion of restricted stock unit
J. Marvin Quin	06/30/17	765.02	Credit of shares to account under phantom stock plan
J. Marvin Quin	09/30/17	765.31	Credit of shares to account under phantom stock plan
J. Marvin Quin	12/31/17	935.70	Credit of shares to account under phantom stock plan

R. Michael Scagliotti	05/02/17	3,298	Grant of restricted stock unit

Adam P. Symson	03/09/16	12,815	Conversion of restricted stock unit
Adam P. Symson	03/09/16	4,224	Sale of shares to pay taxes on conversion of restricted stock unit
Adam P. Symson	03/15/16	31,073	Grant of restricted stock unit
Adam P. Symson	11/08/16	51,724	Grant of restricted stock unit
Adam P. Symson	02/21/17	12,429	Forfeiture of restricted stock unit
Adam P. Symson	02/27/17	4,188	Sale of shares
Adam P. Symson	03/01/17	4,188	Sale of shares
Adam P. Symson	03/03/17	4,188	Sale of shares
Adam P. Symson	03/09/17	17,477	Conversion of restricted stock unit
Adam P. Symson	03/09/17	5,761	Sale of shares to pay taxes on conversion of restricted stock unit
Adam P. Symson	03/14/17	27,790	Grant of restricted stock unit
Adam P. Symson	11/08/17	17,068	Conversion of restricted stock unit
Adam P. Symson	11/08/17	8,372	Sale of shares to pay taxes on conversion of restricted stock unit

Peter B. Thompson	05/02/17	3,298	Grant of restricted stock unit

Kim Williams	05/02/16	4,826	Grant of restricted stock unit
Kim Williams	05/04/16	2,244	Conversion of restricted stock unit
Kim Williams	02/28/17	40,000	Option exercise and sale of all underlying shares
Kim Williams	05/02/17	3,298	Grant of restricted stock unit
Kim Williams	05/02/17	4,826	Conversion of restricted stock unit

Miscellaneous Information Regarding Participants
Except as described in this Annex A or otherwise disclosed in the Proxy Statement, to the Company’s knowledge:

•	No Participant owns any securities of the Company of record that such Participant does not own beneficially.

•
No Participant is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

•
No associate of any Participant owns beneficially, directly or indirectly, any securities of the Company. No Participant owns beneficially, directly or indirectly, any securities of any subsidiary of the Company.

[PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION]

•
No Participant, nor any associate of a Participant, is a party to any transaction, since the beginning of 2017, or any currently proposed transaction, in which (i) the Company was or is to be a participant, (ii) the amount involved exceeds $120,000 and (iii) any Participant or any related person thereof had or will have a direct or indirect material interest.

•
No Participant, nor any associate of a Participant, has any arrangement or understanding with any person (i) with respect to any future employment by the Company or its affiliates or (ii) with respect to any future transaction to which the Company or any of its affiliates will or may be a party.

•	No Participant has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

Other Information

There are no material proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than 5% of any class of voting securities of the Company, or any of their associates, is a party adverse to, or has a material interest adverse to, the Company or any of its subsidiaries.

[PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION]

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD FOR CLASS A COMMON SHARES IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

THE E.W. SCRIPPS COMPANY

The Board of Directors recommends you vote FOR the following proposal:

1. Election of Directors

Nominees:

1a. Lauren R. Fine; 1b. Roger L. Ogden; 1c. Kim Williams

For All: ☐ **Withhold All:** ☐ **For All Except:** ☐ ______________________________

(**Instructions:** To withhold authority to vote for any individual nominee(s); mark the For All Except box and write in the name of nominee(s) in the space above.)

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

[PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION]

THE E.W. SCRIPPS COMPANY
Annual Meeting of
Shareholders [DATE],2018
[TIME](Local Time)

This proxy for Class A Common Shares is solicited by the Board of Directors

The undersigned appoints Lisa A. Knutson and Julie L. McGehee, each with full power of substitution, to act as proxies for the undersigned, and to vote all Class A Common Shares that the undersigned is entitled to vote at the Annual Meeting of Shareholders on [DAY], [DATE], 2018 at [TIME] (Local Time) at the Queen City Club, 331 E 4th Street, Cincinnati, OH 45202, and any and all postponements and adjournments thereof, as set forth on the reverse side for the election of Directors and, at their discretion, on such other matters that may properly come before the meeting and any postponement or adjournment thereof to the extent authorized by Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted:

FOR the nominees for directors specified and at the discretion of Ms. Knutson and Ms. McGehee, with respect to such other matters as may properly come before the meeting and any postponement or adjournment thereof to the extent authorized by Rule 14a-4(c) under the Exchange Act.

[PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION]

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD FOR COMMON VOTING SHARES IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

THE E.W. SCRIPPS COMPANY

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors

Nominees:

1a. Charles L. Barmonde; 1b. Richard A. Boehne; 1c. Kelly P. Conlin; 1d. John W. Hayden;
1e. Anne M. La Dow; 1f. R. Michael Scagliotti 1g. Adam P. Symson

For All: ☐ **Withhold All:** ☐ **For All Except:** ☐ ____________________

(**Instructions:** To withhold authority to vote for any individual nominee(s); mark the For All Except box and write in the name of nominee(s) in the space above.)

	For	Against	Abstain
2. Advisory (non-binding) vote to approve named executive officer compensation.	☐	☐	☐
3. Vote to approve adjournment of the Annual Meeting, including if necessary to solicit additional proxies	☐	☐	☐

Please indicate if you plan to attend this meeting. ☐ **Yes** ☐ **No**

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

[PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION]

THE E.W. SCRIPPS COMPANY
Annual Meeting of
Shareholders [DATE], 2018
[TIME] (Local Time)
This proxy for Common Voting Shares is solicited by the Board of Directors

The undersigned appoints Lisa A. Knutson and Julie L. McGehee, each with full power of substitution, to act as proxies for the undersigned, and to vote all Common Voting Shares that the undersigned is entitled to vote at the Annual Meeting of Shareholders on [DAY], [DATE], 2018 at [TIME] (Local Time) at the Queen City Club, 331 E 4th Street, Cincinnati, OH 45202, and any and all postponements and adjournments thereof, as set forth on the reverse side for the election of directors, for the other proposals set forth on the reverse side and, at their discretion, on such other matters that may properly come before the meeting and any postponement or adjournment thereof to the extent authorized by Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted:

FOR the nominees for directors specified, FOR item 2 and item 3 and at the discretion of Ms. Knutson and Ms. McGehee, with respect to such other matters as may properly come before the meeting and any postponement or adjournment thereof to the extent authorized by Rule 14a-4(c) under the Exchange Act.